Advanced Series Trust
Annual period ended 12/31/2013
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oracle Corp 68389XAQ
Trade Date
7/09/2013
List of Underwriters
BofA Merrill Lynch
Credit Suisse
HSBC
Citigroup
JP Morgan
Wells Fargo Securities
Mizuho Securities
Morgan Stanley
RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
7/09/2013
Ratings:
Moody's: A1, S&P A+, Fitch A+
Maturity Date:
1/15/2019
Coupon:
2.375
Unit Price:
$99.6520
Underwriting Spread per Unit:
..3000
Gross Spread as a % of Price:
..3010%
Yield:
2.37
Yield to Maturity:
2.32
Principal Amount of Offering:
1,494,780,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0161%
$241,158
AST JPMorgan Global Thematic Portfolio
0.0101%
$151,471



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0262%
$392,629

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of Nova Scotia 064159CQ
Trade Date
07/10/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup
JP Morgan
Scotiabank
Barclays
Deutsche Bank
HSBC
Goldman Sachs
Morgan Stanley
RBS
Standard Chartered Bank
UBS Investment Bank
Wells Fargo Securities.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banking
Date of First Offering:
07/10/2013
Ratings:
Moody's Aa2, S&P A+, Fitch AA-
Maturity Date:
07/15/2016
Coupon:
1.375%
Unit Price:
$99.9090
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2502%
Yield:
1.369
Yield to Maturity:
1.207
Principal Amount of Offering:
999,090,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.05%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0755%
$754,313
AST JPMorgan Global Thematic Portfolio
0.0324%
$324,704



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1079%
$1,079,017


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Best Buy 086516AM
Trade Date
07/11/13
List of Underwriters
Barclays
Citigroup
JP Morgan
RBS
HSBC
Mitsubishi UFJ Securities
Standard Chartered Bank
Credit Suisse
DNB Markets
Goldman Sachs & Co
RBC Capital Markets
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Retail Discretionary
Date of First Offering:
07/11/2013
Ratings:
Moody's Baa2, S&P BB, Fitch BB-
Maturity Date:
08/1/2018
Coupon:
5.000%
Unit Price:
$99.9970
Underwriting Spread per Unit:
..9800
Gross Spread as a % of Price:
..9800%
Yield:
4.92
Yield to Maturity:
4.63
Principal Amount of Offering:
499,985,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0090%
$44,999



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0090%
$44,999

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Best Buy Co Inc -086516AM3
Trade Date
07/11/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MITSUBISHI UFJ SECURITIES
(USA), INC.
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
STANDARD CHARTERED BANK
U.S. BANCORP INVESTMENTS, INC.
DNB Markets, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC
Sector or Industry:
Sector - Service
Industry -Electronics Stores
Date of First Offering:
07/11/13
Ratings:
SP:BB/ MD:Baa2/ FT:BB-
Maturity Date:
08/01/2018
Coupon:
5.00%
Unit Price:
99.997
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.6000
Yield:
5%
Yield to Maturity:
4.999%
Principal Amount of Offering:
500,000,000
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.4001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0200%
$99,997.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0200%
$99,997.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0200%
$99,997.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LYB International Finance
50247VAA
Trade Date
07/11/2013
List of Underwriters
JP Morgan
Morgan Stanley
Citigroup
Deutsche Bank Securities
Barclays
Credit Suisse
HSBC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Chemicals
Date of First Offering:
07/11/2013
Ratings:
Moody's Baa1, S&P BBB-
Maturity Date:
07/15/2023
Coupon:
4.000%
Unit Price:
$98.6780
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6587%
Yield:
4.05
Yield to Maturity:
4.16
Principal Amount of Offering:
740,085,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1233%
$912,772
AST JPMorgan Global Thematic Portfolio
0.0533%
$394,712



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1766%
$1,307,484


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LYB International Finance
50247VAB
Trade Date
07/11/2013
List of Underwriters
JP Morgan
Morgan Stanley
Citigroup
Deutsche Bank Securities
Barclays
Credit Suisse
HSBC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Chemicals
Date of First Offering:
07/11/2013
Ratings:
Moody's Baa1, S&P BBB-
Maturity Date:
07/15/2043
Coupon:
5.250%
Unit Price:
$97.0040
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..9020%
Yield:
5.26
Yield to Maturity:
5.26
Principal Amount of Offering:
727,530,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0326%
$237,660
AST JPMorgan Global Thematic Portfolio
0.0139%
$101,854



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0465%
$339,514

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Post Holdings Inc- CUSIP:
737446AD6
Trade Date
07/11/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
BMO CAPITAL MARKETS CORP.
CREDIT SUISSE SECURITIES (USA)
LLC
J.P. MORGAN SECURITIES LLC
NOMURA SECURITIES
INTERNATIONAL, INC.
SUNTRUST ROBINSON HUMPHREY,
INC.
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CREDIT SUISSE SECURITIES (USA)
LLC
Sector or Industry:
Sector- Consumer Goods;
Industry :Food - Major
Diversified
Date of First Offering:
07/11/13
Ratings:
SP:B+/ MD:B1/ FT:NA
Maturity Date:
02/15/22
Coupon:
7.375%
Unit Price:
105.750
Underwriting Spread per Unit:
1.5
Gross Spread as a % of Price:
1.418439
Yield:
6.974%
Yield to Maturity:
7.353%
Principal Amount of Offering:
350,000,000
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0142%
$52,875.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0142%
$52,875.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0142%
$52,875.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup inc 172967GW
Trade Date
07/18/2013
List of Underwriters
Citigroup
Deutsche Bank
Securities
Goldman Sachs
HSBC
JP Morgan
UBS Investment Bank
Wells Fargo
Securities
ABN Amro, Banca IMI
BBVA Securities
BNY Mellon Capital
Markets LLC
C.L King &
Associates
Capital One
Securities
CIBC
Credit Agricole CIB
Drexel Hamilton
Goto Capital
MFR Securities
Mischler Financial
Group, Inc
National Bank of
Canada Financial
Nomura
PNC Capital Markets
RBC Capital Markets
Ramirez & Co, Inc
SMBC Nikko
SunTrust Robinson
Humphrey
Swedbank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Banking
Date of First Offering:
07/18/2013
Ratings:
Moody's Baa2, S&P A-, Fitch A
Maturity Date:
07/25/2016
Coupon:
1.70%
Unit Price:
$99.953
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2501%
Yield:
1.70
Yield to Maturity:
1.75
Principal Amount of Offering:
1,499,295,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0436%
$654,692
AST JPMorgan Global Thematic Portfolio
0.0250%
$374,824
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0686%
$1,029,516

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Kroger Co (501044CS8)
Trade Date
7/18/2013
List of Underwriters
Merrill Lynch
Pierce, Fenner & Smith
Incorporated
U.S. Bancorp Investments,Inc
 Wells Fargo Securities,LLC
Citigroup Global Markets Inc
RBS Securities Inc
Fifth Third Securities, Inc
BNY Mellon Capital Markets LLC
Mitsubishi UFJ Securities
(USA), Inc
 RBC Capital Markets, LLC
PNC Capital Markets LLC
CastleOak Securities, L.P
 Drexel Hamilton, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Inc.
Sector or Industry:
Food/Drugs/ Supermarkets
Date of First Offering:
7/18/2013
Ratings:
Baa2	BBB	BBB
Maturity Date:
8/1/2023
Coupon:
3.85%
Unit Price:
$99.958
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
3.85%
Yield to Maturity:
3.85%
Principal Amount of Offering:
$599,748,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      3.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0054%
$325,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0054%
$325,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MPH Intermediate Holding Co.
553322AA 144A
Trade Date
07/22/2013
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Credit Suisse
Goldman Sachs & Co
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Financial Services
Date of First Offering:
07/22/2013
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
08/01/2018
Coupon:
8.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.3000
Gross Spread as a % of Price:
1.3000%
Yield:
8.37
Yield to Maturity:
8.37
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0053%
$40,000
AST JPMorgan Global Thematic Portfolio
0.0040%
$30,000
AST High Yield Portfolio (JPM sleeve)
0.0593%
$445,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0686%
$515,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wells Fargo & Co  94974BFL
Trade Date
07/22/2013
List of Underwriters
Wells Fargo
Securities
Citigroup Global
Markets Inc
Credit Suisse
Securities
Goldman Sachs &
Co
JP Morgan
Securities LLC
Morgan Stanley &
Co LLC
Apto Partners
Banca IMI
Barclays Capital
BB Securities Ltd
BB&T Capital
Markets
CastleOask Securities
Deutsche Bank
Securities
Fifth Third Securities
HSBC Securities
Merrill Lynch, Pierce,
Fenner & Smith
National Bank of
Canada Financial
Samuel A. Ramirez &
Company
Santander Investment
Securities
SG Americas Securities
UBS Securities
The Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Banking
Date of First Offering:
07/22/2013
Ratings:
Moody's A2, S&P A+, Fitch AA-
Maturity Date:
07/20/2016
Coupon:
1.25%
Unit Price:
$99.904
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2502%
Yield:
1.25
Yield to Maturity:
1.13
Principal Amount of Offering:
1,698,368,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0965%
$1,638,426
AST JPMorgan Global Thematic Portfolio
0.0411%
$699,328
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1376%
$2,337,754

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Agios Pharmaceuticals, Inc.
(AGIO) 00847X10
Trade Date
7/23/2013
List of Underwriters
JP Morgan
Goldman Sachs & Co
Cowen and Company
Leerink Swann
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Health Care
Date of First Offering:
7/23/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.00
Underwriting Spread per Unit:
1.2600
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
105,999,984
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JPM sleeve)
0.0526%
$55,800



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0712%
$75,600


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ING US Inc 45685EAH 144A
Trade Date
07/23/2013
List of Underwriters
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
Citigroup Global Markets Inc
RBS Securities Corp.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Life Insurance
Date of First Offering:
07/23/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch
BBB-
Maturity Date:
07/15/2043
Coupon:
5.7000%
Unit Price:
$99.646
Underwriting Spread per Unit:
..8800
Gross Spread as a % of Price:
..8831%
Yield:
5.77
Yield to Maturity:
5.79
Principal Amount of Offering:
398,584,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0212%
$84,699



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0212%
$84,699



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kodiak Oil & Gas Corp 50015QAG
144A
Trade Date
07/23/2013
List of Underwriters
BMO Capital Markets Corp
Credit Suisse Securities
KeyBanc Capital Markets
RBC Capital Markets
Scotia Capital
Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Exploration & Gas
Date of First Offering:
07/23/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
2/1/2022
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.61
Yield to Maturity:
5.78
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0107%
$43,000
AST JPMorgan Global Thematic Portfolio
0.0100%
$40,000
AST High Yield Portfolio (JPM sleeve)
0.0827%
$331,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1034%
$414,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Airlines 02377UAA 144A
Trade Date
07/24/2013
List of Underwriters
Citigroup Global Markets Inc
Credit Suisse Securities
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Airlines
Date of First Offering:
07/24/2013
Ratings:
S&P BBB-, Fitch BBB+
Maturity Date:
01/15/23
Coupon:
4.95%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
4.95
Yield to Maturity:
4.95
Principal Amount of Offering:
1,408,113,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0574%
$809,000
AST JPMorgan Global Thematic Portfolio
0.0360%
$507,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0934%
$1,316,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gannett Co Inc 364725AX 144A
Trade Date
07/24/2013
List of Underwriters
Barclays Capital
Citigroup Global Markets
JP Morgan
Mitsubishi UFJ Securities
SunTrust Robinson Humphrey
US Bancorp
Fifth Third Securities
PNC Capital Markets
SMBC Nikko Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Media Non Cable
Date of First Offering:
07/24/2013
Ratings:
Moody's Ba1, S&P BB
Maturity Date:
07/15/2020
Coupon:
5.125%
Unit Price:
$98.566
Underwriting Spread per Unit:
1.4700
Gross Spread as a % of Price:
1.4913%
Yield:
5.13
Yield to Maturity:
5.12
Principal Amount of Offering:
591,396,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0046%
$27,598
AST High Yield Portfolio (JP Morgan
sleeve)
0.0389%
$230,644
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0435%
$258,243


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nucor Corp 670346AM
Trade Date
07/24/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
JP Morgan
Deutsche Bank Securities
Wells Fargo Securities
PNC Capital Markets
The Williams Capital Group
US Bancorp
Fifth Third Securities
Lloyds Securities
RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Metals & Mining
Date of First Offering:
07/24/2013
Ratings:
Moody's Baa1, S&P A
Maturity Date:
08/1/2023
Coupon:
4.00%
Unit Price:
$99.926
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6504%
Yield:
4.10
Yield to Maturity:
4.30
Principal Amount of Offering:
499,630,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0215%
$107,920
AST JPMorgan Global Thematic Portfolio
0.0179%
$89,933
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0394%
$197,853


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WCI Communities, Inc. (WCIC)
92923C80
Trade Date
7/24/2013
List of Underwriters
Citigroup
Credit Suisse
JP Morgan
Zelman Partners LLC
FBR
Raymond James
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Consumer Discretionary
Date of First Offering:
7/24/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$15.00
Underwriting Spread per Unit:
1.0125
Gross Spread as a % of Price:
6.7500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
102,286,365
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JPM sleeve)
0.1877%
$192,000



Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1877%
$192,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2405%
$246,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Brightstar Corp 109478AB 144A
Trade Date
07/26/2013
List of Underwriters
Goldman Sachs & Co
Jefferies & Co
JP Morgan
HSBC Securities
PNC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Communications Equipment
Date of First Offering:
07/26/2013
Ratings:
Moody's B1, S&P B+
Maturity Date:
08/1/2018
Coupon:
7.25%
Unit Price:
$98.973
Underwriting Spread per Unit:
..4700
Gross Spread as a % of Price:
..4748%
Yield:
7.59
Yield to Maturity:
8.38
Principal Amount of Offering:
247,432,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.1680%
$415,687



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1680%
$418,687


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Halliburton Company 406216BD
Trade Date
07/29/2013
List of Underwriters
Citigroup
HSBC
Deutsche Bank
Securities
RBS
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Barclays
BofA Merrill
Lynch
DNB Markets
Mitsubishi UFJ
Securities
US Bancorp
Wells Fargo
Securities
BBVA Securities
Lloyds Securities
Scotiabank
SMBC Nikko
Standard Chartered
Bank
ANZ Securities
BNY Mellon Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS  Securities
Sector or Industry:
Oil & Gas Services
Date of First Offering:
07/29/2013
Ratings:
Moody's A2, S&P A, Fitch A-
Maturity Date:
08/1/2023
Coupon:
3.50%
Unit Price:
$99.766
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6515%
Yield:
3.57
Yield to Maturity:
3.75
Principal Amount of Offering:
1,097,426,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0194%
$213,499



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0194%
$213,499


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Halliburton Company 406216BE
Trade Date
07/29/2013
List of Underwriters
Citigroup
HSBC
Deutsche Bank
Securities
RBS
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Barclays
BofA Merrill
Lynch
DNB Markets
Mitsubishi UFJ
Securities
US Bancorp
Wells Fargo
Securities
BBVA Securities
Lloyds Securities
Scotiabank
SMBC Nikko
Standard
Chartered Bank
ANZ Securities
BNY Mellon
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Oil & Gas Services
Date of First Offering:
07/29/2013
Ratings:
Moody's A2, S&P A, Fitch A-
Maturity Date:
08/1/2043
Coupon:
4.75%
Unit Price:
$99.794
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
..8818%
Yield:
4.76
Yield to Maturity:
4.77
Principal Amount of Offering:
898,146,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0666%
$598,764
AST JPMorgan Global Thematic Portfolio
0.0311%
$279,423
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0977%
$878,187


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
IBM Corp 459200HP
Trade Date
07/29/2013
List of Underwriters
Citigroup
Credit Suisse
JP Morgan
Morgan Stanley
Lebenthal Capital Markets
Loop Capital Markets
Mitsubishi UFJ Securities
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Software & Services
Date of First Offering:
07/29/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch A+
Maturity Date:
08/1/2023
Coupon:
3.375%
Unit Price:
$99.68
Underwriting Spread per Unit:
..4000
Gross Spread as a % of Price:
..4012%
Yield:
3.45
Yield to Maturity:
3.64
Principal Amount of Offering:
1,495,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0240%
$358,848
AST JPMorgan Global Thematic Portfolio
0.0236%
$353,864
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0476%
$712,712


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sirius XM Radio Inc. 82967NAN
144A
Trade Date
07/29/2013
List of Underwriters
Citigroup Global Markets
Credit Agricole Securiites
Deutsche Bank Securities
JP Morgan
Merrill Lynch Pierce Fenner
Morgan Stanley
SunTrust Robinson Humphrey
Barclays Capital
BNP Paribas
RBC Capital Markets
Wells Fargo Securiites
BMO Capital Markets Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner
Sector or Industry:
Cable & Satellite
Date of First Offering:
07/29/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
08/1/2021
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.1300
Gross Spread as a % of Price:
1.1300%
Yield:
5.81
Yield to Maturity:
5.91
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0118%
$71,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1013%
$608,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1131%
$679,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tesoro Logistics 88160QAC 144A
Trade Date
07/29/2013
List of Underwriters
BofA Merrill Lynch
Deutsche Bank Securities
Morgan Stanley
UBS Securities
Wells Fargo Securities
Barlcays Capital
Citigroup Global Markets
JP Morgan
RBC Capital Markets
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
07/29/2013
Ratings:
Moody's B1, S&P BB-
Maturity Date:
10/15/2021
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.3800
Gross Spread as a % of Price:
1.3800%
Yield:
6.10
Yield to Maturity:
6.02
Principal Amount of Offering:
550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0136%
$75,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0136%
$75,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cousins Properties Inc. (CUZ)
22279510
Trade Date
7/30/2013
List of Underwriters
JP Morgan
BofA Merrill Lynch
Barclays
Morgan Stanley
Wells Fargo Securities
SunTrust Robinson Humphrey
Baird
Piper Jaffray
PNC Capital Markets LLC
RBS
Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financials
Date of First Offering:
7/30/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$10.00
Underwriting Spread per Unit:
..4000
Gross Spread as a % of Price:
4.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
..0676%
$406,000
AST Academic Strategies Asset Allocation
Portfolio (JPM sleeve)
..0506%
$304,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..1183%
$711,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WellPoint Inc. 94973VBE
Trade Date
07/30/2013
List of Underwriters
Morgan Stanley
Citigroup
JP Morgan
UBS Investment Bank
Barclays
Goldman Sachs & Co
Wells Fargo Securities
Credit Suisse
Deutsche Bank Securities
Fifth Third Securities
BB&T Capital Markets
Mizuho Securities
PNC Capital Markets
SMBC Nikko
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Managed Care
Date of First Offering:
07/30/2013
Ratings:
Moody's Baa2, S&P A-, Fitch
BBB+
Maturity Date:
07/15/2018
Coupon:
2.30%
Unit Price:
$99.579
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6025%
Yield:
2.33
Yield to Maturity:
2.57
Principal Amount of Offering:
647,263,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0676%
$438,148
AST JPMorgan Global Thematic Portfolio
0.0315%
$204,137



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0991%
$642,285


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WellPoint Inc. 94973VBF
Trade Date
07/30/2013
List of Underwriters
Morgan Stanley
Citigroup
JP Morgan
UBS Investment Bank
Barclays
Goldman Sachs & Co
Wells Fargo Securities
Credit Suisse
Deutsche Bank Securities
Fifth Third Securities
BB&T Capital Markets
Mizuho Securities
PNC Capital Markets
SMBC Nikko
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Managed Care
Date of First Offering:
07/30/2013
Ratings:
Moody's Baa2, S&P A-, Fitch
BBB+
Maturity Date:
01/15/2044
Coupon:
5.10%
Unit Price:
$99.865
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8761%
Yield:
5.31
Yield to Maturity:
5.37
Principal Amount of Offering:
599,190,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0642%
$384,480
AST JPMorgan Global Thematic Portfolio
0.0283%
$169,771



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0925%
$554,251


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LSB Industries 502160AK 144A
Trade Date
7/31/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Wells Fargo Securities
Sterne Agee & Leach Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Chemicals
Date of First Offering:
7/31/2013
Ratings:
Moody's Ba3, S&P B+
Maturity Date:
8/1/2019
Coupon:
7.75
Unit Price:
100.00
Underwriting Spread per Unit:
1.4900
Gross Spread as a % of Price:
1.4900%
Yield:
7.44
Yield to Maturity:
6.74
Principal Amount of Offering:
425,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
16.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0287%
$122,000
AST JPMorgan Global Thematic Portfolio
0.0287%
$122,000
AST High Yield Portfolio (JPM sleeve)
0.2296%
$976,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2871%
$1,220,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Private colleges & Universities
Authority -CUSIP: 74265LA57
Trade Date
07/31/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or
Co-Manager?
YES
If yes, did the affiliate benefit
directly or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
"BARCLAYS CAPITAL INC"
Sector or Industry:
MUNI
Date of First Offering:
07/31/13
Ratings:
SP:AA/ MD:Aa2/ FT:AA+
Maturity Date:
10/01/43
Coupon:
5%
Unit Price:
103.285
Underwriting Spread per Unit:
0.343
Gross Spread as a % of Price:
0.332
Yield:
4.841%
Yield to Maturity:
4.59%
Principal Amount of Offering:
205,900,000
Subordination Features:
Revenue bonds
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.8568%


LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1918%
$407,975.75



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1918%
$407,975.75


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WCI Communities Inc. 92923CAU
144A
Trade Date
7/31/2013
List of Underwriters
BofA Merrill Lynch
Citigroup Global Markets
Credit Suisse Securities
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Homebuilders
Date of First Offering:
7/31/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
8/15/2021
Coupon:
6.875
Unit Price:
100.00
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
6.95
Yield to Maturity:
7.05
Principal Amount of Offering:
200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0200%
$40,000
AST JPMorgan Global Thematic Portfolio
0.0200%
$40,000
AST High Yield Portfolio (JPM sleeve)
0.1625%
$325,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2025%
$405,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Healthcare Technology
Intermediate, Inc. 144A
42225XAA
Trade Date
08/1/2013
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Deutsche Bank
Goldman Sachs
HSBC
JP Morgan
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Software & Services
Date of First Offering:
08/1/2013
Ratings:
Moody's Caa1, S&P B-
Maturity Date:
09/1/2018
Coupon:
7.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
6.986
Yield to Maturity:
6.563
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.28%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0089%
$67,000
AST JPMorgan Global Thematic Portfolio
0.0076%
$57,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0766%
$575,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0931%
$699,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AllState Corp 020002BB
Trade Date
08/5/2013
List of Underwriters
JP Morgan
Goldman Sachs
Barclays
Citigroup
Wells Fargo
BofA Merrill Lynch
Credit Suisse
Deutsche Bank
Morgan Stanley
US Bancorp
The Williams Capita Group
BNY Mellon Capital Markets
PNC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Property & Casualty
Date of First Offering:
08/5/2013
Ratings:
Moody's Baa1, S&P BBB, Fitch
BBB-
Maturity Date:
08/15/2053
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
5.749
Yield to Maturity:
5.749
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0875%
$700,000
AST JPMorgan Global Thematic Portfolio
0.0406%
$325,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1281%
$1,025,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cemex SAB DE CV 144A 151290BJ
Trade Date
8/05/2013
List of Underwriters
BNP Paribas
Credit Agricole
HSBC Bank
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
HSBC Bank
Sector or Industry:
Construction Materials
Date of First Offering:
8/05/2013
Ratings:
S&P B, Fitch BB-
Maturity Date:
12/150/2019
Coupon:
6.500
Unit Price:
$100.0000
Underwriting Spread per Unit:
..4000
Gross Spread as a % of Price:
..4000%
Yield:
2.37
Yield to Maturity:
2.32
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0100%
$1,000,000



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$1,000,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Convatec Finance 144A 21244VAA
Trade Date
08/06/13
List of Underwriters
Bank Of America Merrill Lynch
Deutsche Bank
Goldman Sachs
JP Morgan
Morgan Stanley
DNB ASA
Natixis
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Medical Equipment
Date of First Offering:
08/6/2013
Ratings:
Moody's Caa1, S&P B-
Maturity Date:
01/15/2019
Coupon:
8.250%
Unit Price:
$99.0000
Underwriting Spread per Unit:
..9600
Gross Spread as a % of Price:
..9696%
Yield:
8.368
Yield to Maturity:
8.047
Principal Amount of Offering:
891,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.1022%
$910,800



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1022%
$910,800

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MOHEGAN TRIBAL GAMING-608328BB5
Trade Date
08/06/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
JEFFERIES LLC
RBS SECURITIES INC.
SUNTRUST ROBINSON HUMPHREY,
INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CREDIT SUISSE SECURITIES (USA)
LLC
Sector or Industry:
Industry - Entertainment
resources
Date of First Offering:
08/06/13
Ratings:
SP:CCC/ MD:Caa1/ FT:NA
Maturity Date:
09/01/2021
Coupon:
9.75
Unit Price:
100.000
Underwriting Spread per Unit:
1.5
Gross Spread as a % of Price:
1.5
Yield:
9.75%
Yield to Maturity:
9.748%
Principal Amount of Offering:
500,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0400%
$200,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0400%
$200,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Americredit Automobile
Receivables Trust 03065CAB
Trade Date
8/7/2013
List of Underwriters
Barclays
JP Morgan
RBC Capital Markets
RBS
Deutsche Bank Securities
Goldman Sachs
Morgan Stanley
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Financial Services
Date of First Offering:
8/7/2013
Ratings:
Moody's: Aaa, S&P AAA
Maturity Date:
11/8/2016
Coupon:
..74%
Unit Price:
$99.9956
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2500%
Yield:
..74
Yield to Maturity:
..74
Principal Amount of Offering:
278,987,891
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
13.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0985%
$274,988
AST JPMorgan Global Thematic Portfolio
0.2089%
$582,975



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3074%
$857,963


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Dreamworks Animation 144A
26153CAA
Trade Date
08/7/2013
List of Underwriters
Bank of America Merrill Lynch
JP Morgan
SunTrust Robinson Humphrey
JP Morgan
Morgan Stanley
Citigroup
Deutsche Bank Securities
Barclays
Credit Suisse
HSBC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Entertainment
Date of First Offering:
08/7/2013
Ratings:
Moody's Baa1, S&P BBB-
Maturity Date:
08/15/2020
Coupon:
6.875%
Unit Price:
$100.0000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
6.611
Yield to Maturity:
6.057
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0150%
$45,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1200%
$360,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1350%
$405,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hospira Inc 441060AM
Trade Date
08/7/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
FIFTH THIRD SECURITIES, INC.
J.P. MORGAN SECURITIES LLC
MITSUBISHI UFJ SECURITIES
(USA), INC.
MORGAN STANLEY & CO. LLC
PNC CAPITAL MARKETS LLC
RBS SECURITIES INC.
U.S. BANCORP INVESTMENTS, INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Pharmaceuticals
Date of First Offering:
08/7/2013
Ratings:
Moody's Ba1, S&P BBB-
Maturity Date:
08/12/2020
Coupon:
5.200%
Unit Price:
$99.751
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8771%
Yield:
5.164
Yield to Maturity:
5.078
Principal Amount of Offering:
349,128,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0028%
$9,975



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0028%
$9,975

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hospira Inc-CUSIP: 441060AM2
Trade Date
08/07/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
FIFTH THIRD SECURITIES, INC.
J.P. MORGAN SECURITIES LLC
MITSUBISHI UFJ SECURITIES
(USA), INC.
MORGAN STANLEY & CO. LLC
PNC CAPITAL MARKETS LLC
RBS SECURITIES INC.
U.S. BANCORP INVESTMENTS, INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Industry- Pharmaceuticals
Date of First Offering:
08/07/13
Ratings:
SP:BBB-/ MD:Ba1/ FT:NA
Maturity Date:
08/12/2020
Coupon:
5.20%
Unit Price:
99.751
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.877
Yield:
5.213%
Yield to Maturity:
5.2%
Principal Amount of Offering:
350,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.1429%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.8428%
$2,942,654.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.8428%
$2,942,654.50


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
William Carter 144A 146303AF
Trade Date
8/7/2013
List of Underwriters
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
BB&T Capital Markets
BMO Capital Markets
Fifth Third Securities
HSBC Securities
RBC Capital Markets
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Apparel & Textile
Date of First Offering:
8/7/2013
Ratings:
Moody's: Ba2, S&P BB+
Maturity Date:
08/15/2021
Coupon:
5.25%
Unit Price:
$100
Underwriting Spread per Unit:
1.4500
Gross Spread as a % of Price:
1.4500%
Yield:
5.134
Yield to Maturity:
4.806
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
..0072%
$29,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0072%
$29,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Halcon Resources Corp 144A
40537QAE
Trade Date
08/08/2013
List of Underwriters
BMO Capital Markets
Barclays Capital
JP Morgan
Wells Fargo
Capital One Southcoast
Comerica
Credit Agricole
Credit Suisse
Deutsche Bank
Goldman Sachs
ING Bank NV
KeyBanc Capital
Natixis
RBC Capital
RBS Securities
Scotiabank
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BMO Capital Markets
Sector or Industry:
Exploration and Production
Date of First Offering:
08/08/2013
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
02/15/2022
Coupon:
9.250%
Unit Price:
$100.0000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
8.964
Yield to Maturity:
8.545
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0150%
$60,000
AST JPMorgan Global Thematic Portfolio
0.0160%
$64,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1250%
$500,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1560%
$624,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Norfolk Southern Corp 655844BN
Trade Date
08/8/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Morgan Stanley
PNC Capital Markets
SMBC Nikko
The Williams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Railroad
Date of First Offering:
08/8/2013
Ratings:
Moody's Baa1, S&P BBB+
Maturity Date:
8/15/2043
Coupon:
4.800%
Unit Price:
$99.167
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8823%
Yield:
5.013
Yield to Maturity:
5.076
Principal Amount of Offering:
495,835,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.21%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0810%
$401,626
AST JPMorgan Global Thematic Portfolio
0.0380%
$188,417



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1034%
$590,043


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Plains All American Pipeline
72650RBD
Trade Date
08/8/2013
List of Underwriters
JP Morgan
BofA Merrill
Lynch
DNB Markets
Mizuho
Securities
Mitsubishi UFJ
Scotiabank
Societe
Generale
BBVA
BNP Paribas
RBC
SMBC Nikko
BB&T Capital Markets
BMO Capital Markets
CIBC
Fifth Third
Securities
ING
PNC Capital Markets
Regions Securities
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
08/8/2013
Ratings:
Moody's Baa2,S&P BBB, Fitch
BBBe
Maturity Date:
10/15/2023
Coupon:
3.850%
Unit Price:
$99.792
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6513%
Yield:
3.968
Yield to Maturity:
4.212
Principal Amount of Offering:
698,554,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1128%
$788,357
AST JPMorgan Global Thematic Portfolio
0.0521%
$364,241



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1649%
$1,152,598


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Prologis LP 74340XAW
Trade Date
08/8/2013
List of Underwriters
Citigroup
Goldman Sachs
BofA Merrill
Lynch
JP Morgan
Deutsche Bank
Morgan Stanley
RBS
SMBC Nikko
Wells Fargo
Credit Suisse
Mitsubishi UFJ
PNC Capital Markets
Scotiabank
US Bancorp
BBVA
Credit Agricole CIB
HSBC
ING
Regions Securities
The Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Real Estate
Date of First Offering:
08/8/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch
BBB
Maturity Date:
08/15/2023
Coupon:
4.250%
Unit Price:
$99.742
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6516%
Yield:
4.341
Yield to Maturity:
4.515
Principal Amount of Offering:
847,807,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0782%
$663,284
AST JPMorgan Global Thematic Portfolio
0.0364%
$309,200



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1147%
$972,485


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wells Fargo 94974BFN
Trade Date
08/8/2013
List of Underwriters
Wells Fargo
Citigroup
Credit Suisse
Goldman Sachs
 JP Morgan
Morgan Stanley
ANZ Securities
Barclays
Capital
BB&T Capital
Markets
BMO Capital
Markets
Capital One
CIBC World
Markets
Deutsche Bank
HSBC
Lebenthal
Loops Capital Markets
MFR
Muriel Sievert & Co
nabSecurities
National Bank of
Canada Financial
RBC
TD Securities
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Banking
Date of First Offering:
08/8/2013
Ratings:
Moody's A3, S&P A, Fitch A+
Maturity Date:
08/15/2023
Coupon:
4.125%
Unit Price:
$99.659
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4515%
Yield:
4.267
Yield to Maturity:
4.544
Principal Amount of Offering:
1,494,885,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0280%
$418,568
AST JPMorgan Global Thematic Portfolio
0.0106%
$159,454



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0386%
$578,022


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Murphy Oil USA Inc. 144A
626738AA
Trade Date
08/9/2013
List of Underwriters
JP Morgan, Stephens Inc
RBC
Regions
Wells Fargo
Capital One Southcoast
Comerica
Fifth Third
Mitsubishi UFJ
PNC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Stephens Inc.
Sector or Industry:
Refining and Marketing
Date of First Offering:
08/9/2013
Ratings:
Moody's Baa3, S&P BB
Maturity Date:
08/15/2023
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.993
Yield to Maturity:
5.976
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0028%
$14,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0028%
$14,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Boise Cascade Co 144A 09739DAB
Trade Date
8/12/2013
List of Underwriters
Bank of America Merrill Lynch
JP Morgan
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Retail Discretionary
Date of First Offering:
8/12/2013
Ratings:
Moody's B2e
Maturity Date:
11/1/2020
Coupon:
6.375%
Unit Price:
$103.500
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.4492%
Yield:
5.298
Yield to Maturity:
5.688
Principal Amount of Offering:
51,750,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

17.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0700%
$36,225
AST JPMorgan Global Thematic Portfolio
0.0800%
$41,400
AST High Yield Portfolio (JP Morgan
sleeve)
0.5500%
$284,625
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.7700%
$362,250


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cenovus Energy Inc 15135UAK
Trade Date
08/12/2013
List of Underwriters
BOFA Merrill Lynch
Barclays
JP Morgan
Morgan Stanley
RBC Capital
TD Securities
BMO Capital Markets
BNP Paribas
CIBC
Credit Suisse
RBS
Scotiabank
Mitsubishi UFJ
Mizuho
SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Intergrated Oils
Date of First Offering:
08/12/2013
Ratings:
Moody's Aa2, S&P A+, Fitch AA-
Maturity Date:
09/15/2043
Coupon:
5.200%
Unit Price:
$99.6020
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8784%
Yield:
5.313
Yield to Maturity:
5.342
Principal Amount of Offering:
348,607,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0414%
$144,423



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0414%
$144,423


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RR Donnelley & Sons Co.
257867AZ
Trade Date
08/12/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
JP Morgan
US Bancorp
Mitsubishi UFJ
Wells Fargo
Fifth Third Securities
PNC Capital Markets
TD Securities
Morgan Stanley
Comerica Securities
Wedbush Securities.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer  Services
Date of First Offering:
08/12/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
02/15/2022
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.4700
Gross Spread as a % of Price:
1.4700%
Yield:
6.975
Yield to Maturity:
6.941
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0087%
$35,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0712%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0799%
$320,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sierra Pacific Power Co.
826418BJ
Trade Date
08/12/2013
List of Underwriters
JP Morgan
Wells Fargo
Barclays
Mitsubishi UFJ
Scotiabank
The Wiliams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Utilities
Date of First Offering:
08/12/2013
Ratings:
Moody's A3, S&P BBB+, Fitch
BBB+
Maturity Date:
08/15/2023
Coupon:
3.375%
Unit Price:
$99.79
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6513%
Yield:
3.491
Yield to Maturity:
3.779
Principal Amount of Offering:
249,475,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0392%
$97,794



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0392%
$97,794


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Viacom Inc 92553PAU
Trade Date
08/12/2013
List of Underwriters
BofA Merrill
Lynch
Citigroup
JP Morgan
RBS
Deutsche Bank
Morgan
Stanley
Wells Fargo
BNP Paribas
Mizuho
RBC
SMBC Nikko
Guggenheim
Securities
Lloyds
Securities
US Bancorp
BNY Mellon
Capital Markets
The Williams
Capital Group
Santander
Banca IMI
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Media Non Cable
Date of First Offering:
08/12/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch
BBB+
Maturity Date:
9/1/2043
Coupon:
5.850%
Unit Price:
$99.353
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8806%
Yield:
5.908
Yield to Maturity:
5.919
Principal Amount of Offering:
1,241,912,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0276%
$342,768
AST JPMorgan Global Thematic Portfolio
0.0140%
$173,868



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0416%
$516,636


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Windstream Corp 144A 97381WBA
Trade Date
08/12/2013
List of Underwriters
BNP Paribas
Citigroup
Goldman Sachs
JP Morgan
RBC Capital Markets
RBS Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Wireline Telecom Services
Date of First Offering:
08/12/2013
Ratings:
Moody's B1, S&P B, Fitch BB+
Maturity Date:
10/1/201
Coupon:
7.750%
Unit Price:
$103.500
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.6908%
Yield:
7.515
Yield to Maturity:
7.104
Principal Amount of Offering:
517,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0350%
$181,125
AST JPMorgan Global Thematic Portfolio
0.0120%
$62,100
AST High Yield Portfolio (JP Morgan
sleeve)
0.0850%
$439,875
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1320%
$683,100


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Live Nation Entertainment 144A
538034AF
Trade Date
08/15/2013
List of Underwriters
Bank of America Merrill Lynch
Goldman Sachs
HSBC
JP Morgan
Morgan Stanley
RBS
Scotia Capital
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Entertainment  Resources
Date of First Offering:
08/15/2013
Ratings:
Moody's B3, S&P B+
Maturity Date:
09/1/2020
Coupon:
7.00%
Unit Price:
$104.500
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.4354%
Yield:
6.691
Yield to Maturity:
5.899
Principal Amount of Offering:
209,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0150%
$31,350



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0150%
$31,350


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Southern Co 842587CJ
Trade Date
08/21/2013
List of Underwriters
JP Morgan Securities
Morgan Stanley & Co
US Bancorp Investments
Wells Fargo Securities
BB&T Capital Markets
Commerz Markets
Fifth Third Securities
The Williams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Utilities
Date of First Offering:
08/21/2013
Ratings:
Moody's Baa1, S&P A-, Fitch A
Maturity Date:
09/1/2018
Coupon:
2.45%
Unit Price:
$99.798
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6012%
Yield:
2.438
Yield to Maturity:
2.336
Principal Amount of Offering:
498,990,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..69%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0470%
$234,525
AST JPMorgan Global Thematic Portfolio
0.0330%
$164,667
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0800%
$399,192




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Burlington Stores, Inc.
12201710
Trade Date
10/1/2013
List of Underwriters
J.P. Morgan
Morgan Stanley
BofA Merrill Lynch
Goldman Sachs
Wells Fargo
BMO Capital
Cowen & Company
Guggenheim Securities
SunTrust Robinson Humphrey
Telsey Advisory Group
Ramirez & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Discretionary
Date of First Offering:
10/1/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.0000
Underwriting Spread per Unit:
1.1900
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
226,666,661
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.1477%
$334,900






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1477%
$334,900

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ameriprise Financial Inc.
03076CAF
Trade Date
09/3/2013
List of Underwriters
Credit Suisse
Goldman Sachs
JP Morgan
Wells Fargo
Citigroup
BofA Merrill Lynch
HSBC
US Bancorp
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Life Insurance
Date of First Offering:
09/3/2013
Ratings:
Moody's A3, S&P A
Maturity Date:
10/15/2023
Coupon:
4.00%
Unit Price:
$99.518
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6531%
Yield:
3.870
Yield to Maturity:
3.596
Principal Amount of Offering:
597,108,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0466%
$278,650



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0466%
$278,650

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ReMax Holdings, Inc. 75524W10
Trade Date
10/1/2013
List of Underwriters
Morgan Stanley
BofA Merrill Lynch
J.P. Morgan
William Blair
RBC Capital Markets
JMP Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financials
Date of First Offering:
10/1/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$22.000
Underwriting Spread per Unit:
1.4850
Gross Spread as a % of Price:
6.7500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
220,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

4.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.3270%
$719,400






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3270%
$719,400


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of Tokyo-Mitsubishi UFJ
064255AQ 144A
Trade Date
09/3/2013
List of Underwriters
Bank of America Merrill Lynch
Citigroup
Mitsubishi UFJ
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Banking
Date of First Offering:
09/3/2013
Ratings:
Moody's Aa3, S&P A+
Maturity Date:
09/9/2016
Coupon:
2.700%
Unit Price:
$99.912
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3503%
Yield:
2.647
Yield to Maturity:
2.265
Principal Amount of Offering:
999,120,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0300%
$299,736
AST JPMorgan Global Thematic Portfolio
0.0400%
$399,648



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0700%
$699,384

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Health Care Reit 42217KBC
Trade Date
10/2/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
UBS
Citigroup
Deutsche Bank
Credit Suisse
PNC Capital
BBVA
Comerica
Fifth Third Securities
SMBC Nikko
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
10/2/2013
Ratings:
Moodys Baa2, S&P BBB, Fitch BBB
Maturity Date:
1.15.2024
Coupon:
4.5000
Unit Price:
$98.9580
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6568%
Yield:
4.499
Yield to Maturity:
4.494
Principal Amount of Offering:
395,832,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0732%
$289,947
AST JPMorgan Global Thematic Portfolio
0.0567%
$224,635
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1299%
$514,582


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of Tokyo-Mitsubishi UFJ
064255AR 144A
Trade Date
09/3/2013
List of Underwriters
Bank of America Merrill Lynch
Citigroup
Mitsubishi UFJ
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Banking
Date of First Offering:
09/3/2013
Ratings:
Moody's Aa3, S&P A+
Maturity Date:
09/9/2023
Coupon:
4.100%
Unit Price:
$99.610
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4517%
Yield:
3.963
Yield to Maturity:
3.677
Principal Amount of Offering:
498,050,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0400%
$199,220
AST JPMorgan Global Thematic Portfolio
0.0400%
$199,220



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0800%
$398,440

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Home Depot Inc. 437076BC
Trade Date
09/3/2013
List of Underwriters
BofA Merrill Lynch
Credit Suisse
Deutsche Bank
JP Morgan
Goldman Sachs
Barclays
BNY Mellon
Citigroup
Fifth Third Securities
Morgan Stanley
RBC Capital
RBS
SunTrust Robinson Humphrey
TD Securities
Williams Capital Group
US Bancorp
Wells Fargo
Lebenthal Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
09/3/2013
Ratings:
Moody's A3, S&P A, Fitch A-
Maturity Date:
02/15/2024
Coupon:
3.750%
Unit Price:
$99.481
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4523%
Yield:
3.624
Yield to Maturity:
3.339
Principal Amount of Offering:
1,094,291,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0100%
$109,429
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$109,429


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Honda Finance 02665WAB
Trade Date
10/3/2013
List of Underwriters
Barclays
Deutsche Bank
BofA Merrill Lynch
BNP Paribas
Credit Suisse
JP Morgan
Mizuho Securities
Morgan Stanley
SMBC Nikko
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Automotive
Date of First Offering:
10/3/2013
Ratings:
Moody's A1, S&P A+
Maturity Date:
10/7/2016
Coupon:
1.125%
Unit Price:
$99.652
Underwriting Spread per Unit:
..2250
Gross Spread as a % of Price:
..2257%
Yield:
1.1174
Yield to Maturity:
..8823
Principal Amount of Offering:
996,520,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1070%
$1,066,276
AST JPMorgan Global Thematic Portfolio
0.0370%
$368,712



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1440%
$1,434,988


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Honda Finance 02665WAC
Trade Date
10/3/2013
List of Underwriters
Barclays
Deutsche Bank
BofA Merrill Lynch
BNP Paribas
Credit Suisse
JP Morgan
Mizuho Securities
Morgan Stanley
SMBC Nikko
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Automotive
Date of First Offering:
10/3/2013
Ratings:
Moody's A1, S&P A+
Maturity Date:
10/10/2018
Coupon:
2.125%
Unit Price:
$99.614
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3513%
Yield:
2.1042
Yield to Maturity:
1.9104
Principal Amount of Offering:
996,140,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0067%
$66,741
AST JPMorgan Global Thematic Portfolio
0.0117%
$116,548
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0184%
$183,289


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Magellan Midstream Partners
559080AG
Trade Date
10/3/2013
List of Underwriters
JP Morgan
Citigroup
BofA Merrill Lynch
RBC Capital
Barclays
Mistubishi UFJ
Morgan Stanley
SMBC Nikko
SunTrust Robinson Humphrey
UBS
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Pipeline
Date of First Offering:
10/3/2013
Ratings:
Moody's Baa2, S&P BBB+
Maturity Date:
10/15/2043
Coupon:
5.150%
Unit Price:
$99.560
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8788%
Yield:
5.106
Yield to Maturity:
5.093
Principal Amount of Offering:
298,680,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0240%
$71,683
AST JPMorgan Global Thematic Portfolio
0.0240%
$71,683



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0480%
$143,366

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Home Depot Inc. 437076BD
Trade Date
09/3/2013
List of Underwriters
BofA Merrill Lynch
Credit Suisse
Deutsche Bank
JP Morgan
Goldman Sachs
Barclays
BNY Mellon
Citigroup
Fifth Third Securities
Morgan Stanley
RBC Capital
RBS
SunTrust Robinson Humphrey
TD Securities
Williams Capital Group
US Bancorp
Wells Fargo
Lebenthal Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
09/3/2013
Ratings:
Moody's A3, S&P A, Fitch A-
Maturity Date:
02/15/2044
Coupon:
4.875%
Unit Price:
$98.506
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8882%
Yield:
4.658
Yield to Maturity:
4.586
Principal Amount of Offering:
985,060,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0550%
$541,783
AST JPMorgan Global Thematic Portfolio
0.0255%
$251,190
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0805%
$792,973

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
POTBELLY CORP  73754Y100
Trade Date
10/03/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
PIPER JAFFRAY & CO.
ROBERT W. BAIRD & CO.
INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
Sector or Industry:
SERVICES
Date of First Offering:
10/3/2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$14.000
Underwriting Spread per Unit:
$0.9800
Gross Spread as a % of Price:
7.0000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$105,000,000.00
Subordination Features:
COMMON STOCK
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.3601 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.1053%
$110,544.00
PSF SP Small Cap Value Portfolio (GSAM
sleeve)
0.0164%
$17,248.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1217%
$127,802.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Jarden Corporation 47110910
Trade Date
9/4/2013
List of Underwriters
Barclays
Credit Suisse
JP Morgan
SunTrust Robinson Humphrey
BTIG
Citigroup
CJS Securities
D.A. Davidson
Goldman Sachs
Oppenheimer
RBC Capital
William Blair
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Consumer Discretionary
Date of First Offering:
9/4/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$47.0000
Underwriting Spread per Unit:
1.35125
Gross Spread as a % of Price:
2.8750%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
705,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0046%
$32,900






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0046%
$32,900


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Weingarten Realty Invest
948741AK
Trade Date
10/3/2013
List of Underwriters
JP Morgan
RBC Capital
Wells Fargo
Scotiabank
US Bancorp
PNC Capital
Regions Securities
BB&T Capital
Capital One
SMBC Nikko
Williams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital
Sector or Industry:
Real Estate
Date of First Offering:
10/3/2013
Ratings:
Moody's Baa2, S&P BBB
Maturity Date:
1.15.2024
Coupon:
4.4500
Unit Price:
$99.583
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6527%
Yield:
4.454
Yield to Maturity:
4.458
Principal Amount of Offering:
248,957,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1640%
$408,290
AST JPMorgan Global Thematic Portfolio
0.1100%
$273,853



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2740%
$682,143

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corp-85207UAA3
Trade Date
09/04/13
List of Underwriters
GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
RBC CAPITAL MARKETS, LLC
SCOTIA CAPITAL INC.
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P.
(THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
09/04/13
Ratings:
SP:BB-/ MD:B1/ FT:B+
Maturity Date:
09/15/21
Coupon:
7.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50
Yield:
7.25
Yield to Maturity:
7.25
Principal Amount of Offering:
2,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.5556%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0134%
$300,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0134%
$300,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corporation 85207UAA
144A
Trade Date
09/4/2013
List of Underwriters
GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
RBC CAPITAL MARKETS, LLC
SCOTIA CAPITAL INC.
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P.
(THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/4/2013
Ratings:
Moody's B1,S&P BB-, Fitch B+
Maturity Date:
9/15/2021
Coupon:
7.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
6.825
Yield to Maturity:
6.235
Principal Amount of Offering:
2,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0016%
$37,000
AST JPMorgan Global Thematic Portfolio
0.0016%
$37,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0132%
$299,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0164%
$373,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Berkshire Hathaway Finance
Corp. 084664BZ
Trade Date
10/08/2013
List of Underwriters
BofA Merrill Lynch
Goldman Sachs
JP Morgan
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Property & Casualty
Date of First Offering:
10/08/2013
Ratings:
Moody's Aa2, S&P AA, Fitch A+
Maturity Date:
10/15/2020
Coupon:
2.900%
Unit Price:
$99.805
Underwriting Spread per Unit:
..3750
Gross Spread as a % of Price:
..3757%
Yield:
2.8859
Yield to Maturity:
2.8208
Principal Amount of Offering:
548,927,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0445%
$244,522
AST JPMorgan Global Thematic Portfolio
0.0532%
$292,429
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0977%
$536,951

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corp-85207UAB1
Trade Date
09/04/13
List of Underwriters
GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
RBC CAPITAL MARKETS, LLC
SCOTIA CAPITAL (USA) INC
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P.
(THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
09/04/2013
Ratings:
SP:BB-/ MD:B1/ FT:B+
Maturity Date:
09/15/23
Coupon:
7.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.875%
Yield to Maturity:
7.875%
Principal Amount of Offering:
4,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.2942%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0083%
$350,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which sub adviser has investment
discretion [To be completed by PI]
0.0083%
$350,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corporation 85207UAB
144A
Trade Date
09/4/2013
List of Underwriters
GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
RBC CAPITAL MARKETS, LLC
SCOTIA CAPITAL (USA) INC
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P.
(THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/4/2013
Ratings:
Moody's B1,S&P BB-, Fitch B+
Maturity Date:
9/15/2023
Coupon:
7.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.315
Yield to Maturity:
6.797
Principal Amount of Offering:
4,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0008%
$38,000
AST JPMorgan Global Thematic Portfolio
0.0008%
$34,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0070%
$301,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0086%
$972,485


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAC
Trade Date
10/8/2013
List of Underwriters
Deutsche Bank
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
10/8/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
04/28/2019
Coupon:
6.464%
Unit Price:
$102.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1225%
Yield:
6.055
Yield to Maturity:
3.717
Principal Amount of Offering:
1,275,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0022%
$28,560
AST High Yield Portfolio (JP Morgan
sleeve)
0.0196%
$249,900
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0218%
$278,460

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LINKEDIN CORP-53578A108
Trade Date
09/05/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Technology
Date of First Offering:
9/4/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
223.000
Underwriting Spread per Unit:
5.0175
Gross Spread as a % of Price:
2.2500
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
1,200,000,018.00
Subordination Features:
Common Stock
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.8770%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Mid-Cap Growth Portfolio
0.1436%
$1,722,229.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1436%
$1,722,229.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oneok Partners 68268NAM
Trade Date
09/9/2013
List of Underwriters
RBS
BofA Merrill
Lynch
Deutsche Bank
Barclays
Citigroup
JP Morgan
Morgan Stanley
UBS
US Bancorp
Wells Fargo
BB&T Capital
Goldman Sachs
RBC Capital
SMBC Nikko
BOSC, Inc
UMB Financial
The Williams
Capital Group
Tuohy Brothers
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS Securities
Sector or Industry:
Refining & Marketing
Date of First Offering:
09/9/2013
Ratings:
Moody's Baa2, S&P BBB
Maturity Date:
09/15/2043
Coupon:
6.200%
Unit Price:
$99.567
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8788%
Yield:
5.597
Yield to Maturity:
5.459
Principal Amount of Offering:
398,268,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1225%
$487,878
AST JPMorgan Global Thematic Portfolio
0.0462%
$184,199
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1687%
$672,077

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Whiting Petroleum 966387AG
Trade Date
09/09/2013
List of Underwriters
Wells Fargo
JP Morgan
BofA Merrill
Lynch
BBVA
SunTrust
Robinson
Humphrey
US Bancorp
Capital One
CIBC
RBC Capital
Mitsubishi UFJ
Keybanc
RB International
Markets
Scotiabank
Santander
Barclays
BOSC
Comerica
Fifth Third
Morgan Stanley
Raymond James
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration & Production
Date of First Offering:
09/09/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
03/15/2019
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
4.796
Yield to Maturity:
4.069
Principal Amount of Offering:
1,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0127%
$140,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0127%
$140,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oasis Petroleum 674215AF 144A
Trade Date
09/10/2013
List of Underwriters
Citigroup
JP Morgan
RBC Capital
Markets
Wells Fargo
BB&T Capital
Markets
BBVA Securities
Bosc Inc
Capital One
CIBC
Comerica
HSBC
ING
Johnson Rice & Co
RBS
Regions Securities
Simmons
UBS
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration & Production
Date of First Offering:
09/10/2013
Ratings:
Moody's B3, S&P B,
Maturity Date:
03/15/2022
Coupon:
6.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.3790
Gross Spread as a % of Price:
1.3790%
Yield:
6.348
Yield to Maturity:
5.216
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0080%
$80,000
AST JPMorgan Global Thematic Portfolio
0.0075%
$75,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0640%
$640,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0795%
$795,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications FRN
92343VBM
Trade Date
09/11/2013
List of Underwriters
Barclays
 BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securiites
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/14/2018
Coupon:
2.00185%
Unit Price:
$100.000
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3500%
Yield:
..838
Yield to Maturity:
..838
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0257%
$450,000



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0257%
$450,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications 92343VBN
Trade Date
09/11/2013
List of Underwriters
Barclays
BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securiites
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/15/2016
Coupon:
2.500%
Unit Price:
$99.923
Underwriting Spread per Unit:
..3000
Gross Spread as a % of Price:
..3002%
Yield:
2.413
Yield to Maturity:
1.228
Principal Amount of Offering:
4,246,727,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0278%
$1,183,088
AST JPMorgan Global Thematic Portfolio
0.0129%
$551,575



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0407%
$1,734,663

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications 92343VBQ
Trade Date
09/11/2013
List of Underwriters
Barclays
BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securiites
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/15/2020
Coupon:
4.500%
Unit Price:
$99.870
Underwriting Spread per Unit:
..4000
Gross Spread as a % of Price:
..4005%
Yield:
4.160
Yield to Maturity:
3.168
Principal Amount of Offering:
3,994,800,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0105%
$422,450
AST JPMorgan Global Thematic Portfolio
0.0068%
$272,645
AST High Yield Portfolio (JP Morgan
sleeve)
..0051
$206,731
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0224%
$901,826

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications 92343VBR
Trade Date
09/11/2013
List of Underwriters
Barclays
BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securiites
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/15/2023
Coupon:
5.150%
Unit Price:
$99.676
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4514%
Yield:
4.647
Yield to Maturity:
3.825
Principal Amount of Offering:
10,964,360,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0002%
$28,906
AST High Yield Portfolio (JP Morgan
sleeve)
0.0020%
$219,287



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0022%
$248,193

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications 92343VBS
Trade Date
09/11/2013
List of Underwriters
Barclays
BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securiites
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/15/2033
Coupon:
6.400%
Unit Price:
$99.900
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7507%
Yield:
5.656
Yield to Maturity:
5.319
Principal Amount of Offering:
5,994,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0056%
$337,662
AST JPMorgan Global Thematic Portfolio
0.0035%
$210,789



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0091%
$548,451

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications 92343VBT
Trade Date
09/11/2013
List of Underwriters
Barclays
BofA Merrill Lynch
JP Morgan
Morgan Stanley
Citigroup
Credit Suisse
Mitsubishi UFJ
Mizuho Securities
RBC Capital Markets
RBS
Wells Fargo
Deutsche Bank
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Wireless Telecom
Date of First Offering:
09/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
A-
Maturity Date:
09/15/2043
Coupon:
6.550%
Unit Price:
$99.883
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7508%
Yield:
5.661
Yield to Maturity:
5.475
Principal Amount of Offering:
14,982,450,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0001%
$18,978
AST High Yield Portfolio (JP Morgan
sleeve)
0.0009%
$143,832



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0010%
$162,810

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Activision Blizzard 00507VAC
144A
Trade Date
09/12/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Goldman Sachs
HSBC Securities
Mitsubishi UFJ Securities
Mizuho Securities
RBC Capital
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
09/12/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
09/15/2021
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.434
Yield to Maturity:
4.928
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0026%
$40,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0220%
$330,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0246%
$370,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Activision Blizzard 00507VAE
144A
Trade Date
09/12/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Goldman Sachs
HSBC Securities
Mitsubishi UFJ Securities
Mizuho Securities
RBC Capital
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
09/12/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
09/15/2023
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.854
Yield to Maturity:
5.395
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0020%
$15,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0166%
$125,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0186%
$140,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamondback Energy 25278XAA
144A
Trade Date
09/12/2013
List of Underwriters
Credit Suisse
Wells Fargo
JP Morgan
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Exploration & Production
Date of First Offering:
09/12/2013
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
10/1/2021
Coupon:
7.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.9800
Gross Spread as a % of Price:
1.9800%
Yield:
7.159
Yield to Maturity:
6.289
Principal Amount of Offering:
450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0104%
$47,000
AST JPMorgan Global Thematic Portfolio
0.0104%
$47,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0862%
$388,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1071%
$482,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
DUPONT FABROS TECH LP-
26613TAD2
Trade Date
09/12/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA)
LLC
KEYBANC CAPITAL MARKETS INC.
RAYMOND JAMES & ASSOCIATES,
INC.
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
STIFEL, NICOLAUS & COMPANY,
INCORPORATED
SUNTRUST ROBINSON HUMPHREY,
INC.
TD SECURITIES INC.
TAP ADVISORS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
KEYBANC CAPITAL MARKETS INC.
Sector or Industry:
REIT
Date of First Offering:
9/12/2013
Ratings:
SP:BB/ MD:Ba1/ FT:NA
Maturity Date:
09/15/21
Coupon:
5.875%
Unit Price:
100.00
Underwriting Spread per Unit:
2.00
Gross Spread as a % of Price:
2.00
Yield:
5.875%
Yield to Maturity:
5.875%
Principal Amount of Offering:
600,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0167%
$100,000.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0167%
$100,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kilroy Realty Corp 49427F10
Trade Date
9/12/2013
List of Underwriters
Bank of America Merrill Lynch
JP Morgan
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Financials
Date of First Offering:
9/12/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$50.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
4.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
275,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

2.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0281%
$77,500






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0281%
$77,500

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
REYNOLDS AMERICAN INC
(761713AY2)
Trade Date
9/12/2013
List of Underwriters
Citigroup Global Markets Inc
Goldman, Sachs & Co
J.P. Morgan Securities LLC
Credit Suisse Securities (USA)
LLC
Fifth Third Securities, Inc
Mizuho Securities USA Inc
RBC Capital Markets, LLC
Scotia Capital (USA) Inc
Wells Fargo Securities, LLC
BNY Mellon Capital Markets, LLC
The Williams Capital Group, L.P
PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Industrials
Date of First Offering:
9/12/2013
Ratings:
Baa2	BBB-	NR
Maturity Date:
09/15/2023
Coupon:
4.90%
Unit Price:
$99.922
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.90%
Yield to Maturity:
4.90%
Principal Amount of Offering:
$ 549,571,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      5.672%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- Core Active Sleeve
0.0909%
$499,610.00



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0909%
$499,610.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. 761713AZ
Trade Date
09/12/2013
List of Underwriters
Citigroup
Goldman Sachs
JP Morgan
Credit Suisse
Fifth Third Securiites
Mizuho Securities
RBC
Scotiabank
Wells Fargo
BNY Mellon
The Williams Capital Group
PNC Capital,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Tobacco
Date of First Offering:
09/12/2013
Ratings:
Moody's Baa2, S&P BBB-
Maturity Date:
09/15/2043
Coupon:
6.150%
Unit Price:
$99.553
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8789%
Yield:
5.601
Yield to Maturity:
5.478
Principal Amount of Offering:
547,541,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1081%
$592,340
AST JPMorgan Global Thematic Portfolio
0.0500%
$273,771



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1581%
$866,111

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Virtus Investment Partners Inc-
92828Q109
Trade Date
09/12/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MORGAN STANLEY & CO. LLC
RAYMOND JAMES & ASSOCIATES,
INC.
RBC CAPITAL MARKETS, LLC
SANDLER, O'NEILL & PARTNERS,
L.P.
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Financial
Date of First Offering:
9/12/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
155.00
Underwriting Spread per Unit:
6.9750
Gross Spread as a % of Price:
4.5
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
174,999,960
Subordination Features:
Common Stock
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.5288%%
LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PSF SP Small Cap Value Portfolio (Goldman
sleeve)
0.1426%
$249,395.00
AST Goldman Sachs Small-Cap Value
Portfolio
0.9001%
$1,575,110.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
1.0427%
$1,824,505.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JBS USA LLC 466112AL 144A
Trade Date
09/13/2013
List of Underwriters
BofA Merrill Lynch
Credit Suisse
JP Morgan
RBC Capital
Wells Fargo
Societe Generale
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
09/13/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
06/1/2021
Coupon:
7.250%
Unit Price:
$99.500
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7537%
Yield:
7.004
Yield to Maturity:
6.485
Principal Amount of Offering:
497,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0052%
$25,870
AST JPMorgan Global Thematic Portfolio
0.0010%
$4,975
AST High Yield Portfolio (JP Morgan
sleeve)
0.0464%
$230,840
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0526%
$261,685

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Spectra Energy 84756NAC
Trade Date
09/16/2013
List of Underwriters
Morgan Stanley
BofA Merrill
Lynch
JP Morgan
RBC Capital,
Barclays
Citigroup
Credit Suisse
Deutsche Bank
Mitsubishi UFJ
RBS
SMBC Nikko
SunTrust Robinson
Humphrey
UBS
Wells Fargo
BMO Capital
Scotiabank
CIBC
Goldman Sachs
KeyBanc Capital
TD Securities
The Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Pipeline
Date of First Offering:
09/16/2013
Ratings:
Moody's Baa3, S&P BBB, Fitch
BBB
Maturity Date:
09/25/2018
Coupon:
2.950%
Unit Price:
$99.829
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6010%
Yield:
2.870
Yield to Maturity:
2.337
Principal Amount of Offering:
499,145,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0312%
$155,733
AST JPMorgan Global Thematic Portfolio
0.0192%
$95,836



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0504%
$251,569

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Spectra Energy 84756NAE
Trade Date
09/16/2013
List of Underwriters
Morgan Stanley
BofA Merrill
Lynch
JP Morgan
RBC Capital
Barclays
Citigroup
Credit Suisse
Deutsche Bank
Mitsubishi UFJ
RBS
SMBC Nikko
SunTrust Robinson
Humphrey
UBS
Wells Fargo
BMO Capital
Scotiabank
CIBC
Goldman Sachs
KeyBanc Capital
TD Securities
The Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Pipeline
Date of First Offering:
09/16/2013
Ratings:
Moody's Baa3, S&P BBB, Fitch
BBB
Maturity Date:
09/25/2043
Coupon:
5.950%
Unit Price:
$99.875
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8761%
Yield:
5.429
Yield to Maturity:
5.301
Principal Amount of Offering:
399,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0507%
$202,746
AST JPMorgan Global Thematic Portfolio
0.0282%
$112,859



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0789%
$315,605

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SLM CORP- 78442FER5
Trade Date
09/17/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Consumer Finance
Date of First Offering:
09/17/13
Ratings:
SP:BBB-/ MD:Ba1/ FT:BB+
Maturity Date:
01/15/2019
Coupon:
5.5%
Unit Price:
98.877
Underwriting Spread per Unit:
1
Gross Spread as a % of Price:
1.01135
Yield:
5.5625%
Yield to Maturity:
5.502%
Principal Amount of Offering:
1,250,000,000
Subordination Features:
Unsecured
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.8000%%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0281%
$346,069.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0281%
$346,069.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
FireEye, Inc. 31816Q10
Trade Date
9/19/2013
List of Underwriters
Morgan Stanley
Goldman Sachs
J.P. Morgan
Barclays
BofA Merrill Lynch
UBS
Nomura,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Technology
Date of First Offering:
9/19/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.000
Underwriting Spread per Unit:
1.4000
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
303,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
..0731%
$222,000



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0731%
$222,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sirius XM Radio 82967NAQ 144A
Trade Date
09/19/2013
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Citigroup
Deutsche Bank
JP Morgan
Morgan Stanley
RBC
BMO Capital
BNP Paribas
Credit Agricole
RBS
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Cable & Satellite
Date of First Offering:
09/19/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
10/1/2020
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.125
Gross Spread as a % of Price:
1.125%
Yield:
5.650
Yield to Maturity:
4.952
Principal Amount of Offering:
650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0038%
$25,000
AST JPMorgan Global Thematic Portfolio
0.0030%
$20,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0284%
$185,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0352%
$230,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UDR Inc. 90265EAH
Trade Date
09/19/2013
List of Underwriters
JP Morgan
Morgan Stanley
Credit Suisse
Mitsubishi UFJ
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Real Estate
Date of First Offering:
09/19/2013
Ratings:
Moody's Baa2, S&P BBB
Maturity Date:
10/1/2020
Coupon:
3.700%
Unit Price:
$99.981
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6001%
Yield:
3.616
Yield to Maturity:
3.310
Principal Amount of Offering:
299,943,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.2583%
$774,853
AST JPMorgan Global Thematic Portfolio
0.1200%
$359,932



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3783%
$1,134,785

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hilton Worldwide Finance
432891AC 144A
Trade Date
09/20/2013
List of Underwriters
Deutsche Bank
Goldman Sachs
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
Morgan Stanley
Wells Fargo
Barclays
Blackstone Advisory
Citigroup
Credit Suisse
HSBC
Macquarie Capital
Mitsubishi UFJ
RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Travel & Lodging
Date of First Offering:
09/20/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
10/15/2021
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.447
Yield to Maturity:
4.876
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.34%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0053%
$80,000
AST JPMorgan Global Thematic Portfolio
0.0043%
$65,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0420%
$630,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0516%
$775,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NIELSEN CO LUX SARL-65410CAA8
Trade Date
09/20/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
WELLS FARGO SECURITIES, LLC
DEUTSCHE BANK SECURITIES INC.
FIFTH THIRD SECURITIES, INC.
HSBC SECURITIES (USA) INC.
MORGAN STANLEY & CO, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Professional services
Date of First Offering:
09/20/2013
Ratings:
SP:BB/ MD:B2/ FT:BB
Maturity Date:
10/01/21
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50
Yield:
5.5%
Yield to Maturity:
5.5%
Principal Amount of Offering:
625,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0241%
$150,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0241%
$150,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nielsen Company 65410CAA 144A
Trade Date
09/20/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
WELLS FARGO SECURITIES, LLC
DEUTSCHE BANK SECURITIES INC.
FIFTH THIRD SECURITIES, INC.
HSBC SECURITIES (USA) INC.
MORGAN STANLEY & CO, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Financial Services
Date of First Offering:
09/20/2013
Ratings:
Moody's B2, S&P BB, Fitch BB
Maturity Date:
10/1/2021
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
5.326
Yield to Maturity:
4.859
Principal Amount of Offering:
625,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.95%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0032%
$20,000
AST JPMorgan Global Thematic Portfolio
0.0032%
$20,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0296%
$185,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0360%
$225,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. 761713AZ
Trade Date
09/12/2013
List of Underwriters
Citigroup
Goldman Sachs
JP Morgan
Credit Suisse
Fifth Third Securiites
Mizuho Securities
RBC
Scotiabank
Wells Fargo
BNY Mellon
The Williams Capital Group
PNC Capital,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Tobacco
Date of First Offering:
09/12/2013
Ratings:
Moody's Baa2, S&P BBB-
Maturity Date:
09/15/2043
Coupon:
6.150%
Unit Price:
$99.553
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8789%
Yield:
5.601
Yield to Maturity:
5.478
Principal Amount of Offering:
547,541,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1081%
$592,340
AST JPMorgan Global Thematic Portfolio
0.0500%
$273,771



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1581%
$866,111

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BP Capital Markets PLC
Trade Date
09/23/2013
List of Underwriters
BNP Paribas
Citigroup
Goldman Sachs
HSBC
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BNP Paribas
Sector or Industry:
Integrated Oils
Date of First Offering:
09/23/2013
Ratings:
Moody's A2, S&P A
Maturity Date:
09/26/2018
Coupon:
2.241%
Unit Price:
$100.000
Underwriting Spread per Unit:
..1700
Gross Spread as a % of Price:
..1700%
Yield:
2.214
Yield to Maturity:
1.979
Principal Amount of Offering:
900,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0222%
$200,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0222%
$200,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ventas Realty LP 92277GAB
Trade Date
09/23/2013
List of Underwriters
BofA Merrill
Lynch
Goldman Sachs
JP Morgan
UBS
Barclays
Credit Agricole
Morgan Stanley
Jefferies
RBC
RBS
TD Securities
Wells Fargo
BB&T Capital Markets
BBVA
BNP Paribas
Fifth Third Securities
Mitsubishi UFJ
SMBC Nikko
The Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Real Estate
Date of First Offering:
09/23/2013
Ratings:
Moody's Baa1, S&P BBB, Fitch
BBB+
Maturity Date:
9/30/2043
Coupon:
5.700%
Unit Price:
$99.628
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8782%
Yield:
5.413
Yield to Maturity:
5.340
Principal Amount of Offering:
298,884,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1016%
$303,865
AST JPMorgan Global Thematic Portfolio
0.0366%
$109,591



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1383%
$413,456

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ADT Corp 144A 00101JAJ
Trade Date
09/24/2013
List of Underwriters
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
Bank of New York Mellon
BofA Merrill Lynch
Barclays
Credit Suisse
Morgan Stanley
Scotia Capital
Wells Fargo
Williams Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Consumer Services
Date of First Offering:
09/24/2013
Ratings:
Moody's Ba2, S&P BB-, Fitch
BBB-
Maturity Date:
10/15/2021
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.889
Yield to Maturity:
5.294
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0060%
$60,000
AST JPMorgan Global Thematic Portfolio
0.0060%
$60,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0490%
$490,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0610%
$610,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CPG Merger Sub 144A 12626CAA
Trade Date
09/24/2013
List of Underwriters
Barclays
Citigroup
Deutsche Bank
JP Morgan
RBS
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Home Improvement
Date of First Offering:
09/24/2013
Ratings:
Moody's Caa2, S&P CCC+
Maturity Date:
10/1/2021
Coupon:
8.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.2500
Gross Spread as a % of Price:
2.2500%
Yield:
7.729
Yield to Maturity:
7.258
Principal Amount of Offering:
315,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0031%
$10,000
AST JPMorgan Global Thematic Portfolio
0.0034%
$11,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0263%
$83,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0328%
$104,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
General Motors 144A 37045VAC
Trade Date
09/24/2013
List of Underwriters
BNP Paribas
Citigroup
JP Morgan
Merrill Lynch
Pierce Fenner &
Smith
Morgan Stanley
RBS
UBS
Banco Bradesco
Barclays Capital
BB Securities
BNY Mellon
Cabrera
Credit Suisse
Deutsche Bank
Goldman Sachs
Lebenthal, Lloyds
RBC
Samuel A Ramirez &
Co
Sandler O'Neill
TD Securities
Williams Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Automotive
Date of First Offering:
09/24/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
10/2/2043
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8750%
Yield:
5.983
Yield to Maturity:
5.929
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0213%
$320,000
AST JPMorgan Global Thematic Portfolio
0.0103%
$155,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0316%
$475,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Liberty Property LP 53117CAQ
Trade Date
09/24/2013
List of Underwriters
BofA Merrill
Lynch
Citigroup
Goldman Sachs
JP Morgan
Barclays
BB&T Capital
Capital One
Mitsubishi UFJ
Morgan Stanley
PNC Capital Markets
RBS
SunTrust Robinson
Humphrey
Huntington
Investment Company
UBS
US Bancorp
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
09/24/2013
Ratings:
Moody's Baa1, S&P BBB, Fitch
BBB+
Maturity Date:
2/15/2024
Coupon:
4.400%
Unit Price:
$99.699
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6519%
Yield:
4.329
Yield to Maturity:
4.198
Principal Amount of Offering:
448,645,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0777%
$348,947
AST JPMorgan Global Thematic Portfolio
0.0422%
$189,428



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1199%
$538,375

	10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MORGAN STANLEY-61762V200
Trade Date
09/24/13
List of
Underwriters
(GS) GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC
MERRILL LYNCH, PIERCE,
FENNER & SMITH INC
ABN AMRO SECURITIES (USA)
LLC
BANCA IMI S.P.A.
BARCLAYS CAPITAL INC
BMO CAPITAL MARKETS CORP.
CAPITAL ONE SOUTHCOAST,
INC.
DANSKE MARKETS INC.
DEUTSCHE BANK SECURITIES
INC.
KEYBANC CAPITAL MARKETS
INC.
LLOYDS SECURITIES INC
PNC CAPITAL MARKETS LLC
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC
REGIONS SECURITIES LLC
SANTANDER INVESTMENT
SECURITIES INC.
SCOTIA CAPITAL (USA) INC.
SG AMERICAS SECURITIES LLC
SKANDINAVISKA ENSKILDA
BANKEN AB (PUBL)
TD SECURITIES (USA) LLC
U.S. BANCORP INVESTMENTS,
INC.
BB&T CAPITAL MARKETS, A
DIVISION OF BB&T
    SECURITIES, LLC
BNY MELLON CAPITAL MARKETS,
LLC
CREDIT SUISSE SECURITIES
(USA) LLC
FIFTH THIRD SECURITIES, INC.
HALLIDAY FINANCIAL, LLC
HSBC SECURITIES (USA) INC.
JANNEY MONTGOMERY SCOTT LLC
OPPENHEIMER & CO. INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Financials
Date of First Offering:
09/24/13
Ratings:
SP:BB+/ MD:Ba3/ FT:BB
Maturity Date:
Perpetual
Coupon:
7.125%
Unit Price:
25
Underwriting Spread per Unit:
0.3750
Gross Spread as a % of Price:
1.5%
Yield:
7.125%
Yield to Maturity:
0.01%
Principal Amount of Offering:
862,500,000
Subordination Features:
Preferred Stock
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.2174%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0247%
$212,500.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0247%
$212,500.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ophthotech 68374510
Trade Date
9/24/2013
List of Underwriters
Morgan Stanley
JP Morgan
Leerink Swann
Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Health Care
Date of First Offering:
9/24/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$22.0000
Underwriting Spread per Unit:
1.5400
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
167,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.1394%
$233,200



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1394%
$233,200

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of Montreal 06367VHL
Trade Date
09/25/2013
List of Underwriters
BMO Capital Markets
Goldman Sachs
Credit Suisse
JP Morgan
Citigroup
Deutsche Bank
Morgan Stanley
Wells Fargo
BofA Merrill Lynch
HSBC
RBS
Societe Generale
UBS Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Banking
Date of First Offering:
09/25/2013
Ratings:
Moody's Aa3, S&P A+, Fitch AA-
Maturity Date:
1/25/2019
Coupon:
2.375%
Unit Price:
$99.972
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3501%
Yield:
2.347
Yield to Maturity:
2.128
Principal Amount of Offering:
999,720,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1265%
$1,264,646
AST JPMorgan Global Thematic Portfolio
0.0365%
$364,898



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1630%
$1,629,544

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BHP Billiton Finance 055451AT
Trade Date
09/25/2013
List of Underwriters
Barclays
Goldman Sachs
JP Morgan
ANZ
BBVA
Banca IMI
BNP Paribas
CIBC
Citigroup
Credit
Agricole
Deutsche Bank
HSBC
ING
Lloyds
Merrill Lynch Pierce
Fenner & Smith
Mitsubishi UFJ
Mizuho
nabSecurities
RBC
RBS
Santander
Scotia Capital
SG Americas
SMBC Nikko
Standard Chartered
Bank
TD Securiites
UBS
UniCredit Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Metals and Mining
Date of First Offering:
09/25/2013
Ratings:
Moody's A1, S&P A+, Fitch A+
Maturity Date:
9/30/2018
Coupon:
2.050%
Unit Price:
$99.854
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3505%
Yield:
2.029
Yield to Maturity:
1.830
Principal Amount of Offering:
499,270,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0274%
$136,800
AST JPMorgan Global Thematic Portfolio
0.0192%
$95,860



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0466%
$232,660

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BHP Billiton Finance 055451AV
Trade Date
09/25/2013
List of Underwriters
Barclays
Goldman Sachs
JP Morgan
ANZ
BBVA
Banca IMI
BNP Paribas
CIBC
Citigroup
Credit
Agricole
Deutsche Bank
HSBC
ING
Lloyds
Merrill Lynch Pierce
Fenner & Smith
Mitsubishi UFJ
Mizuho
nabSecurities
RBC
RBS
Santander
Scotia Capital
SG Americas
SMBC Nikko
Standard Chartered
Bank
TD Securiites
UBS
UniCredit Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Metals and Mining
Date of First Offering:
09/25/2013
Ratings:
Moody's A1, S&P A+, Fitch A+
Maturity Date:
9/30/2043
Coupon:
5.000%
Unit Price:
$99.985
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8751%
Yield:
4.813
Yield to Maturity:
4.755
Principal Amount of Offering:
2,499,625,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0263%
$658,901
AST JPMorgan Global Thematic Portfolio
0.0147%
$368,945



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0410%
$1,027,846

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Enbridge Inc. 29250NAF
Trade Date
09/25/2013
List of Underwriters
JP Morgan
BofA Merrill
Lynch
Deutsche Bank
Morgan Stanley
Citigroup
HSBC
UBS
Wells Fargo
BNP Paribas
RBS
Societe
Generale
Mizuho
Securities
SMBC Nikko
DNB Markets
Mitsubishi UFJ
Credit Agricole
US Bancorp,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Pipeline
Date of First Offering:
09/25/2013
Ratings:
Moody's Baa1, S&P A-
Maturity Date:
10/1/2023
Coupon:
4.000%
Unit Price:
$99.001
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6565%
Yield:
3.925
Yield to Maturity:
3.763
Principal Amount of Offering:
792,008,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1325%
$1,049,411
AST JPMorgan Global Thematic Portfolio
0.0612%
$485,105



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1937%
$1,534,516


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Foundation Medicine, Inc.
35046510
Trade Date
09/25/2013
List of Underwriters
Goldman Sachs
JP Morgan
Leerink Swann
Sanford C. Bernstein
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Health Care
Date of First Offering:
09/25/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.0000
Underwriting Spread per Unit:
1.2600
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
105,999,984
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.21%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.1171%
$124,200



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1171%
$124,200

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NEWS AMERICA INC-652482CL2
Trade Date
09/25/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Broadcasting-TV
Date of First Offering:
9/25/2013
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
10/01/43
Coupon:
5.4%
Unit Price:
99.455
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8798
Yield:
5.4296%
Yield to Maturity:
5.4%
Principal Amount of Offering:
700,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
8%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.5393%
$3,754,426.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.5393%
$3,754,426.25


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Premier, Inc. 74051n10
Trade Date
09/25/13
List of Underwriters
JP Morgan
BofA Merrill Lynch
Wells Fargo Securities
Citigroup
Piper Jaffray
Raymond James
William Blair
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
09/25/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$27.0000
Underwriting Spread per Unit:
1.6200
Gross Spread as a % of Price:
6.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
760,102,866
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.43%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.1094%
$831,600
AST JPMorgan Strategic Opportunities
Portfolio
0.0087%
$666,900
Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1971%
$1,498,500

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rogers Communications 775109AY
Trade Date
09/25/2013
List of Underwriters
Citigroup Global Markets
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
BMO Capital Markets
Scotia Capital
Mistubishi UFJ Securiites
RBC Capital Markets
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
09/25/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
BBB+
Maturity Date:
10/1/2023
Coupon:
4.100%
Unit Price:
$99.813
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6512%
Yield:
3.987
Yield to Maturity:
3.748
Principal Amount of Offering:
848,410,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0250%
$212,602
AST JPMorgan Global Thematic Portfolio
0.0188%
$159,701



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0438%
$372,303

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rogers Communications 775109AZ
Trade Date
09/25/2013
List of Underwriters
Citigroup Global Markets
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
BMO Capital Markets
Scotia Capital
Mistubishi UFJ Securiites
RBC Capital Markets
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
09/25/2043
Ratings:
Moody's Baa1, S&P BBB+, Fitch
BBB+
Maturity Date:
10/1/2043
Coupon:
5.450%
Unit Price:
$99.401
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8802%
Yield:
5.240
Yield to Maturity:
5.183
Principal Amount of Offering:
646,106,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0181%
$117,293
AST JPMorgan Global Thematic Portfolio
0.0146%
$94,431



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0327%
$211,724

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Southern California Edison
842400FZ
Trade Date
09/25/2013
List of Underwriters
Barclays
JP Morgan
Loop Capital
Misubishi
UFJ
BNP Paribas
BNY Mellon
RBS
Wells Fargo
Citigroup
PNC
CastleOak
C.L. King &
Associates
Mischler
Financial
Ramirez and
Company
Williams Capital
Group
Blaylock Robert
Van
Guzman
Kota Global
Securities
Lebenthal
MFR Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Utilities
Date of First Offering:
09/25/2013
Ratings:
Moody's A1, S&P A, Fitch A+
Maturity Date:
10/1/2043
Coupon:
4.650%
Unit Price:
$99.312
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8810%
Yield:
5.413
Yield to Maturity:
5.340
Principal Amount of Offering:
794,496,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0556%
$441,938
AST JPMorgan Global Thematic Portfolio
0.0300%
$238,349



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0856%
$680,287

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wal-mart Stores 931142DJ
Trade Date
09/25/2013
List of Underwriters
BofA Merrill
Lynch
Deutsche Bank
RBS
Credit Suisse
HSBC
Wells Fargo
Barclays
BBVA
BNP Paribas
Citigroup
Goldman Sachs
JP Morgan
Mitsubishi UFJ
Mizuho
Morgan Stanley
BNY Mellon Capital
Markets
Loop Capital
Markets
Popular Securities
Santander
Scotiabank
Standard Chartered
Bank
TD Securities
US Bancorp
Lebenthal Capital
Markets
Ramirez & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS
Sector or Industry:
Retail Staples
Date of First Offering:
09/25/2013
Ratings:
Moody's Aa2, S&P AA, Fitch AA
Maturity Date:
12/15/2018
Coupon:
1.950%
Unit Price:
$99.810
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3506%
Yield:
1.928
Yield to Maturity:
1.724
Principal Amount of Offering:
998,100,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0785%
$783,509
AST JPMorgan Global Thematic Portfolio
0.0580%
$578,898



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1365%
$1,362,407

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CNOOC CURTIS FUNDING NO.-
12626HAA9
Trade Date
09/26/13
List of Underwriters
(GS) GOLDMAN, SACHS ASIA LLC.
BOCI ASIA LIMITED
J.P. MORGAN SECURITIES PLC
UBS AG, HONG KONG BRANCH
ICBC INTERNATIONAL SECURITIES
LIMITED
CCB INTERNATIONAL CAPITAL
LIMITED
ABCI CAPITAL LIMITED
BOCOM INTERNATIONAL SECURITIES
LIMITED
AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED
MIZUHO SECURITIES
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
(GS) GOLDMAN, SACHS ASIA LLC.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS AG
Sector or Industry:
Basic Materials
Date of First Offering:
09/26/13
Ratings:
SP:AA-/ MD:Aa3/ FT:NA
Maturity Date:
10/03/23
Coupon:
4.5%
Unit Price:
100
Underwriting Spread per Unit:
0.25
Gross Spread as a % of Price:
0.25
Yield:
4.5%
Yield to Maturity:
4.5%
Principal Amount of Offering:
1,300,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.3847%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Goldman Sachs Multi-Asset Portfolio
0.0847%
$1,100,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0847%
$1,100,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ford Motor Credit Company
345397WL
Trade Date
09/26/2013
List of Underwriters
BNP Paribas
Bradesco BBI
Goldman Sachs
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Automotive
Date of First Offering:
09/26/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch
BBB-
Maturity Date:
10/1/2018
Coupon:
2.875%
Unit Price:
$99.963
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2500%
Yield:
2.771
Yield to Maturity:
2.068
Principal Amount of Offering:
999,630,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0200%
$199,926






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0200%
$199,926

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GANNETT CO INC    (364725AY7)
Trade Date
9/26/2013
List of Underwriters
J.P. Morgan Securities LLC
Citigroup Global Markets Inc
Barclays Capital, Inc
Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
PNC Capital Markets LLC
Fifth Third Securities, Inc
Raymond James & Associates Inc
Capital One Southcoast, Inc
SMBC Nikko Capital Markets
Limited
Comerica Securities, Inc
RBS Securities Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Industrials
Date of First Offering:
9/26/2013
Ratings:
Ba
1
B
B
NR

Maturity Date:
10/15/2019
Coupon:
5.125%
Unit Price:
$98.724
Underwriting Spread per Unit:
1.494%
Gross Spread as a % of Price:
1.513%
Yield:
5.125%
Yield to Maturity:
5.125%
Principal Amount of Offering:
$592,344,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      5.833%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- High Yield Sleeve
0.0560%
$331,712.64



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0560%
$331,712.64


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GANNETT CO INC    (364725AZ4)
Trade Date
9/26/2013
List of Underwriters
J.P. Morgan Securities LLC
Citigroup Global Markets Inc
Barclays Capital, Inc
Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
PNC Capital Markets LLC
Fifth Third Securities, Inc
Raymond James & Associates Inc
Capital One Southcoast, Inc
SMBC Nikko Capital Markets
Limited
Comerica Securities, Inc
RBS Securities Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Industrials
Date of First Offering:
9/26/2013
Ratings:
Ba
1
B
B
NR

Maturity Date:
10/15/2023
Coupon:
6.375%
Unit Price:
$99.086
Underwriting Spread per Unit:
1.494%
Gross Spread as a % of Price:
1.507%
Yield:
6.375%
Yield to Maturity:
6.375%
Principal Amount of Offering:
$644,059,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      4.615%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- High Yield Sleeve
0.0481%
$310,139.18



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0481%
$310,139.18


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gannett Co Inc. 144A 364725AZ
Trade Date
09/26/2013
List of Underwriters
J.P. Morgan Securities LLC
Citigroup Global Markets Inc
Barclays Capital, Inc
Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
PNC Capital Markets LLC
Fifth Third Securities, Inc
Raymond James & Associates Inc
Capital One Southcoast, Inc
SMBC Nikko Capital Markets
Limited
Comerica Securities, Inc
RBS Securities Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Media Non-Cable
Date of First Offering:
09/26/2013
Ratings:
Moody's Ba1, S&P BB
Maturity Date:
10/15/2023
Coupon:
6.375%
Unit Price:
$99.086
Underwriting Spread per Unit:
1.4940
Gross Spread as a % of Price:
1.5077%
Yield:
6.021
Yield to Maturity:
5.453
Principal Amount of Offering:
644,059,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0107%
$69,360
AST High Yield Portfolio (JP Morgan
sleeve)
0.0853%
$549,927



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0960%
$619,287

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MEG Energy Corporation 144A
552704AC
Trade Date
09/26/2013
List of Underwriters
Barclays Capital
BMO Capital Markets Corp
Credit Suisse
CIBC
HSBC Securities
JP Morgan
Morgan Stanley
RBC Capital Markets
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Exploration & Production
Date of First Offering:
09/26/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
3/31/2024
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.777
Yield to Maturity:
6.461
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0125%
$100,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1093%
$875,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1218%
$975,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RingCentral, Inc. 76680R20
Trade Date
09/26/2013
List of Underwriters
Goldman Sachs
JP Morgan
BofA Merrill Lynch
Allen & Company
Raymond James
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Communications
Date of First Offering:
09/26/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$13.0000
Underwriting Spread per Unit:
..9100
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
97,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio ( JP Morgan
sleeve)
0.0733%
$71,500



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0733%
$71,500

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sinclair Television Group 144A
829259AP
Trade Date
09/26/2013
List of Underwriters
Deutsche Bank
JP Morgan
SunTrust Robinson Humphrey
RBC
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Media Non-Cable
Date of First Offering:
09/26/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
11/1/2021
Coupon:
6.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.159
Yield to Maturity:
5.676
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0114%
$40,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0842%
$295,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0957%
$335,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Violin Memory 92763A10
Trade Date
09/26/2013
List of Underwriters
JP Morgan
Deutsche Bank
BofA Merrill Lynch
Barclays
Baird
Pacific Crest Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Technology
Date of First Offering:
09/26/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$9.0000
Underwriting Spread per Unit:
..6300
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
162,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.1688%
$273,600






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1688%
$273,600


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Forum Energy Technologies Inc
144A 34984VAA
Trade Date
09/27/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Deutsche Bank
JP Morgan
Wells Fargo
Comerica
HSBC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Oil & Gas
Date of First Offering:
09/27/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
10/1/2021
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
5.966
Yield to Maturity:
5.302
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0080%
$24,000
AST JPMorgan Global Thematic Portfolio
0.0073%
$22,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0653%
$196,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0806%
$242,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-MOBILE USA, INC.  87264AAD7
Trade Date
10/08/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
TECHNOLOGY
Date of First Offering:
10/08/13
Ratings:
SP:BB/ MD:Ba3/ FT:NA
Maturity Date:
04/28/21
Coupon:
6.633%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.1250
Gross Spread as a % of Price:
0.1250%
Yield:
6.633%
Yield to Maturity:
6.632%
Principal Amount of Offering:
$1,250,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
0.8001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0040%
$50,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0040%
$50,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAD
Trade Date
10/8/2013
List of Underwriters
Deutsche Bank
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
10/8/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
04/28/2021
Coupon:
6.633%
Unit Price:
$100.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1250%
Yield:
6.317
Yield to Maturity:
5.546
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.69%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0040%
$50,000
AST JPMorgan Global Thematic Portfolio
0.0040%
$50,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0388%
$485,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0468%
$595,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAE
Trade Date
10/8/2013
List of Underwriters
Deutsche Bank
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
10/8/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
04/28/2023
Coupon:
6.836%
Unit Price:
$98.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1275%
Yield:
6.398
Yield to Maturity:
5.688
Principal Amount of Offering:
588,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0020%
$11,760
AST JPMorgan Global Thematic Portfolio
0.0020%
$11,760
AST High Yield Portfolio (JP Morgan
sleeve)
0.0193%
$113,680
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0233%
$137,200

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAG
Trade Date
10/8/2013
List of Underwriters
Deutsche Bank
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
10/8/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
04/28/2022
Coupon:
6.731%
Unit Price:
$99.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1262%
Yield:
6.425
Yield to Maturity:
5.829
Principal Amount of Offering:
1,237,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0032%
$39,600
AST JPMorgan Global Thematic Portfolio
0.0032%
$39,600
AST High Yield Portfolio (JP Morgan
sleeve)
0.0308%
$381,150
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0372%
$460,350

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Antero Resources Corp 03674X10
Trade Date
10/9/2013
List of Underwriters
Barclays
Citigroup
JP Morgan
Credit Suisse
Jefferies
Wells Fargo
Morgan Stanley
TD Securities
Tudor Pickering
& Holt
Baird
BMO Capital
Capital One
Raymond James
Scotiabank
Credit Agricole
KeyBanc
Mitsubishi UFJ
BB&T Capital
Comerica
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Energy
Date of First Offering:
10/9/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$44.000
Underwriting Spread per Unit:
1.9800
Gross Spread as a % of Price:
4.5000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
35,725,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
..0755%
$1,188,000
AST JPMorgan Strategic Opportunities
Portfolio
..0557%
$875,600



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..1312%
$2,063,600

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sinopec Group 82937VAB 144A
Trade Date
10/9/2013
List of Underwriters
BofA Merrill Lynch
BOCOM Intl Securities
CCB Intl
Citigroup
Goldman Sachs
HSBC
ICBC Intl Securities
JP Morgan
Mizuho
Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Exploration & Production
Date of First Offering:
10/9/2013
Ratings:
Moody's Aa3, S&P A+
Maturity Date:
10/17/2023
Coupon:
4.375%
Unit Price:
$99.312
Underwriting Spread per Unit:
..2300
Gross Spread as a % of Price:
..2315%
Yield:
4.406
Yield to Maturity:
4.465
Principal Amount of Offering:
1,489,680,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0166%
$247,287
AST JPMorgan Global Thematic Portfolio
0.0166%
$247,287



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0332%
$494,574


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Centrica PLC 15639KAB 144A
Trade Date
10/10/2013
List of Underwriters
Barclays Capital
BNP Paribas
Citigroup
Deutsche Bank
HSBC
JP Morgan
RBS
Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Utilities
Date of First Offering:
10/10/2013
Ratings:
Moody's A3, S&P A-
Maturity Date:
10/16/2043
Coupon:
5.3750%
Unit Price:
$99.234
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8817%
Yield:
5.404
Yield to Maturity:
5.411
Principal Amount of Offering:
595,404,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0450%
$267,932
AST JPMorgan Global Thematic Portfolio
0.0333%
$198,468
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0783%
$464,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
L Brands Inc. 501797AJ
Trade Date
10/10/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
JP Morgan
HSBC
Wells Fargo
KeyBanc Capital Markets
Misubishi UFJ
Mizuho
RBS
US Bancorp
Williams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
10/10/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
10/15/2023
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7500%
Yield:
5.514
Yield to Maturity:
5.358
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0150%
$75,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0150%
$75,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BPCE SA  05578QAA1
Trade Date
10/15/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CIBC WORLD MARKETS
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
NAB SECURITIES LLC
NATIXIS SECURITIES AMERICAS LLC
RBC CAPITAL MARKETS LLC
STANDARD CHARTERED BANK
SWEDBANK
WELLS FARGO SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
FINANCIAL
Date of First Offering:
10/15/13
Ratings:
SP:BBB+/ MD:Baa3/ FT:A-
Maturity Date:
10/22/23
Coupon:
5.7%
Unit Price:
$99.834
Underwriting Spread per Unit:
$0.3500
Gross Spread as a % of Price:
0. 3506%
Yield:
5.7095%
Yield to Maturity:
5.722%
Principal Amount of Offering:
$1,500,000,000.00
Subordination Features:
SUBORDINATED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.5667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0900%
$1,347,759.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0900%
$1,347,759.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BPCE SA 05578QAA 144A
Trade Date
10/15/2013
List of Underwriters
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
Natixis
CIBC World Markets
nabSecurities
RBC Capital
Standard Chartered Bank
Swedbank
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Banking
Date of First Offering:
10/15/2013
Ratings:
Moody's Baa3, S&P BBB+, Fitch
A-
Maturity Date:
10/22/2023
Coupon:
5.700%
Unit Price:
$99.834
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4507%
Yield:
5.534
Yield to Maturity:
5.305
Principal Amount of Offering:
1,497,510,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0743%
$1,113,149
AST JPMorgan Global Thematic Portfolio
0.0366%
$594,087



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1110%
$1,662,236


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Leucadia National Corporation
(527288BE3)
Trade Date
10-15-2013
List of Underwriters
Jefferies LLC
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Natixis Securities Americas LLC
PNC Capital Markets LLC
Rabo Securities USA, Inc
RBC Capital Markets, LLC
SMBC Nikko Securities America,
Inc
Barclays Capital Inc
BNY Mellon Capital Markets, LLC
HSBC Securities (USA) Inc
Morgan Stanley & Co. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jefferies LLC
Sector or Industry:
Financial
Date of First Offering:
10-15-2013
Ratings:
Ba2	BBB	BBB-
Maturity Date:
10/18/2023
Coupon:
5.50%
Unit Price:
$98.641
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.456%
Yield:
5.50%
Yield to Maturity:
5.50%
Principal Amount of Offering:
$739,807,500
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      2.667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0366%
$271,262.75






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0366%
$271,262.75

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ferrellgas LP & Finance
315292AN 144A
Trade Date
10/21/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Wells Fargo
BMO Capital
Capital One
Fifth Third Securities
PNC
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
10/21/2013
Ratings:
Moody's B2, S&P B
Maturity Date:
01/15/2022
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
6.561
Yield to Maturity:
6.159
Principal Amount of Offering:
325,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0350%
$114,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0840%
$273,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1190%
$387,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Penn National Gaming 707569AP
144A
Trade Date
10/21/2013
List of Underwriters
BofA Merrill Lynch
Credit Agricole
Fifth Third Securities
Goldman Sachs
JP Morgan
Nomura
RBS
SunTrust Robinson Humphrey
UBS
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS
Sector or Industry:
Casinos & Gaming
Date of First Offering:
10/21/2013
Ratings:
Moody's B1, S&P B+
Maturity Date:
11/1/2021
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.1300
Gross Spread as a % of Price:
1.1300%
Yield:
5.919
Yield to Maturity:
5.993
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0100%
$30,000
AST JPMorgan Global Thematic Portfolio
0.0100%
$30,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0783%
$235,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0983%
$295,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WELLS FARGO & COMPANY  94974BFP
Trade Date
10/21/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
BMO CAPITAL MARKETS CORP.
CAPITAL ONE SOUTHCOAST, INC
CASTLEOAK SECURITIES, L.P.
CIBC WORLD MARKETS CORP
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
LOOP CAPITAL MARKETS, LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MORGAN STANLEY & CO. LLC
NATIONAL BANK OF CANADA
FINANCIAL INC.
RBC CAPITAL MARKETS, LLC
SAMUEL A. RAMIREZ & COMPANY,
INC.
BB&T CAPITAL MARKETS
TD SECURITIES USA LLC
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P.
(THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
10/21/13
Ratings:
SP:A/ MD:A3/ FT:A+
Maturity Date:
11/02/43
Coupon:
5.375%
Unit Price:
$99.704
Underwriting Spread per Unit:
$0.8750
Gross Spread as a % of Price:
0.8776%
Yield:
5.391%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$2,000,000,000.00
Subordination Features:
SUBORDINATED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.5501%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1088%
$2,168,562.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1088%
$2,168,562.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wells Fargo & Co. 94974BFP
Trade Date
10/21/2013
List of Underwriters
Wells Fargo
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Barclays
Capital
BB&T Capital
BMO Capital
Capital One
CastleOak
CIBC
Deutsche Bank
HSBC
Loop Capital
Merrill Lynch
National Bank of
Canada
RBC
Samuel Ramirez & Co
TD Securities
UBS
Williams Capital
Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Banking
Date of First Offering:
10/21/2013
Ratings:
Moody's A3, S&P A, Fitch A+
Maturity Date:
11/02/2043
Coupon:
5.375%
Unit Price:
$99.704
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8766%
Yield:
5.461
Yield to Maturity:
5.483
Principal Amount of Offering:
1,994,080,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0385%
$767,721
AST JPMorgan Global Thematic Portfolio
0.0220%
$438,698



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0605%
$1,206,419


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wells Fargo & Co. 94974BFQ
Trade Date
10/21/2013
List of Underwriters
Wells Fargo
Citigroup
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Apto Partners
Banca IMI
Barclays
Capital
BBVA
Blaylock Robert
Van
Deutsche Bank
Drexel Hamilton
HSBC
ING
Lebenthal & Co
Lloyds
Merrill Lynch Pierce
Fenner & Smith
Natixis
RBS
Santander Investment
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Banking
Date of First Offering:
10/21/2013
Ratings:
Moody's A2, S&P A+, Fitch AA-
Maturity Date:
1/15/2019
Coupon:
2.150%
Unit Price:
$99.781
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3507%
Yield:
2.133
Yield to Maturity:
1.990
Principal Amount of Offering:
1,496,715,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0059%
$88,805






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0059%
$88,805

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crestwood Midstream Partners
226373AG 144A
Trade Date
10/22/2013
List of Underwriters
BofA Merrill Lynch
Barclays
Citigroup
JP Morgan
Morgan Stanley
RBC Capital
RBS Securities
SunTrust Robinson Humphrey
Well Fargo
Credit Suisse
Mitsubishi UFJ
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Pipeline
Date of First Offering:
10/22/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
03/1/2022
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.957
Yield to Maturity:
5.560
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0101%
$61,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0908%
$545,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1009%
$606,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Guidewire Software, Inc.
40171V10
Trade Date
10/22/2013
List of Underwriters
JP Morgan
Deutsche Bank
UBS
Stifel
Pacific Crest
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Technology
Date of First Offering:
10/22/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$48.7500
Underwriting Spread per Unit:
1.80375
Gross Spread as a % of Price:
3.7000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
378,481,935
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0682%
$258,375






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0682%
$258,375

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SUNTRUST BANKS, INC.  867914BF9
Trade Date
10/22/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
MISCHLER FINANCIAL GROUP, INC.
MORGAN STANLEY & CO. LLC
SAMUEL A. RAMIREZ & COMPANY,
INC.
SUNTRUST ROBINSON HUMPHREY,
INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
SUNTRUST ROBINSON HUMPHREY,
INC.
Sector or Industry:
FINANCIAL
Date of First Offering:
10/22/13
Ratings:
SP:BBB/ MD:Baa1/ FT:BBB+
Maturity Date:
11/01/18
Coupon:
2.35%
Unit Price:
$99.915
Underwriting Spread per Unit:
$0.3000
Gross Spread as a % of Price:
0. 3003%
Yield:
2.352%
Yield to Maturity:
2.35%
Principal Amount of Offering:
$750,000,000
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.6267%
$4,696,005.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.6267%
$4,696,005.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GLP Capital LP 361841AC 144A
Trade Date
10/23/2013
List of Underwriters
BofA Merrill Lynch
Credit Agricole
Fifth Third Securities
Goldman Sachs
JP Morgan
Nomura
RBS
SunTrust Robinson Humphrey
UBS
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Casinos & Gaming
Date of First Offering:
10/23/2013
Ratings:
Moody's Ba1, S&P BBB-
Maturity Date:
11/1/2020
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.1300
Gross Spread as a % of Price:
1.1300%
Yield:
4.862
Yield to Maturity:
4.826
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0060%
$60,000
AST JPMorgan Global Thematic Portfolio
0.0060%
$60,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0465%
$465,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0585%
$585,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Antero Resources Finance
03674PAK 144A
Trade Date
10/24/2013
List of Underwriters
Barclays
Capital One
Credit Agricole
JP Morgan
Wells Fargo
BMO Capital
Citigroup
Credit Suisse
Mitsubishi UFJ
BB&T Capital
Comerica
Fifth Third Securities
KeyBanc Capital
TD Securities
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration & Production
Date of First Offering:
10/24/2013
Ratings:
Moody's B1, S&P BB-
Maturity Date:
11/1/2021
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.297
Yield to Maturity:
5.084
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0030%
$30,000
AST JPMorgan Global Thematic Portfolio
0.0035%
$35,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0270%
$270,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0335%
$335,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of Nova Scotia 064159CU
Trade Date
10/24/2013
List of Underwriters
Barclays
Scotiabank
BofA Merrill Lynch
Citigroup
JP Morgan
Deutsche Bank
Goldman Sachs
HSBC
Morgan Stanley
Wells Fargo
RBS
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Banking
Date of First Offering:
10/24/2013
Ratings:
Moody's Aa2, S&P A+, Fitch AA-
Maturity Date:
10/30/2018
Coupon:
2.050%
Unit Price:
$99.929
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3502%
Yield:
2.046
Yield to Maturity:
2.016
Principal Amount of Offering:
1,498,935,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1390%
$2,083,520
AST JPMorgan Global Thematic Portfolio
0.0703%
$1,054,251



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2093%
$3,137,771

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc.  (Preferred
Stock)  (172967341)
Trade Date
10/24/2013
List of
Underwriter
s
Citigroup Global
Markets Inc
Barclays Capital Inc
Goldman, Sachs & Co
J.P. Morgan Securities
LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
Morgan Stanley & Co.
LLC
UBS Securities LLC
Wells Fargo
Securities, LLC
Deutsche Bank
Securities Inc
HSBC Securities (USA)
Inc
Nomura Securities
International, Inc
RBC Capital Markets,
LLC
RBS Securities Inc
UniCredit Capital
Markets LLC
BNP Paribas Securities
Corp
Apto Partners, LLC
Banca IMI S.p.A
BBVA Securities, Inc
Blaylock Robert Van,
LLC
BMO Capital Markets
Corp
C.L. King &
Associates, Inc
Cabrera Capital
Markets, LLC
Capital One
Securities, Inc
CastleOak
Securities, L.P
CIBC World
Markets Corp
Comerica
Securities, Inc
D.A. Davidson &
Co
Davenport &
Company LLC
Drexel Hamilton,
LLC
Halliday
Financial LLC
Imperial Capital,
LLC
ING Financial
Markets LLC
J.J.B. Hilliard
W.L. Lyons, LLC
Janney Montgomery
Scott LLC
Keefe, Bruyette &
Woods, Inc
KeyBanc Capital
Markets Inc
KKR Capital
Markets LLC
Kota Global
Securities Inc
Lebenthal & Co.,
LLC
Lloyds Securities
Inc
Macquarie Capital
(USA) Inc
 Mesirow Financial
Inc
MFR Securities, Inc
Mischler Financial
Group, Inc
Muriel Siebert &
Co., Inc
NBF Securities
(USA) Corp
Oppenheimer & Co.
Inc
PNC Capital Markets
LLC
RB International
Markets (USA) LLC
Robert W. Baird &
Co. Incorporated
Samuel A. Ramirez &
Company, Inc
Santander
Investment
Securities Inc
Southwest
Securities, Inc
TD Securities (USA)
LLC
The Williams
Capital Group, L.P
Wedbush Securities
Inc
William Blair &
Company, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
10/24/2013
Ratings:
NR	BB+	BB
Maturity Date:
12/31/2049
Coupon:
6.880%
Unit Price:
$25.00
Underwriting Spread per Unit:
0.7875%
Gross Spread as a % of Price:
0.0315%
Yield:
6.880%
Yield to Maturity:
6.880%
Principal Amount of Offering:
$ 1,300,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

7.3269%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0576%
$ 750,000.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0576%
$ 750,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
COMMSCOPE HLDG CO INC
20337X109
Trade Date
10/24/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
BARCLAYS CAPITAL INC
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
DREXEL HAMILTON, LLC
EVERCORE GROUP L.L.C.
J.P. MORGAN SECURITIES LLC
JEFFERIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
RAYMOND JAMES & ASSOCIATES,
INC.
RBC CAPITAL MARKETS, LLC
SMBC NIKKO SECURITIES AMERICA
INC.
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
TECHNOLOGY
Date of First Offering:
10/24/2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$15.000
Underwriting Spread per Unit:
$0.7875
Gross Spread as a % of Price:
5.2500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$576,923,055.00
Subordination Features:
COMMON STOCK
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.5761%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.5489%
$3,166,965.00
PSF SP Small Cap Value Portfolio (GSAM
sleeve)
0.0843%
$486,360.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.6332%
$3,653,325.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CommScope Holding Company, Inc.
20337X10
Trade Date
10/24/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
BARCLAYS CAPITAL INC
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
DREXEL HAMILTON, LLC
EVERCORE GROUP L.L.C.
J.P. MORGAN SECURITIES LLC
JEFFERIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
RAYMOND JAMES & ASSOCIATES,
INC.
RBC CAPITAL MARKETS, LLC
SMBC NIKKO SECURITIES AMERICA
INC.
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Technology
Date of First Offering:
10/24/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$15.0000
Underwriting Spread per Unit:
..7875
Gross Spread as a % of Price:
5.2500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
576,923,055
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
12.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0291%
$168,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0291%
$168,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ALTRIA GROUP, INC.  02209SAS2
Trade Date
10/28/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BANCA IMI S.P.A.
BARCLAYS CAPITAL INC
CASTLEOAK SECURITIES, L.P.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
LOOP CAPITAL MARKETS, LLC
MORGAN STANLEY & CO. LLC
RBS SECURITIES INC.
SANTANDER INVESTMENT SECURITIES
INC.
SCOTIA CAPITAL (USA) INC
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS SECURITIES INC.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
10/28/13
Ratings:
SP:BBB/ MD:Baa1/ FT:BBB+
Maturity Date:
01/31/24
Coupon:
4%
Unit Price:
$99.378
Underwriting Spread per Unit:
$0.6500
Gross Spread as a % of Price:
0.6541%
Yield:
4.025%
Yield to Maturity:
3.998%
Principal Amount of Offering:
$1,400,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.1429%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1875%
$2,608,672.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1875%
$2,608,672.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
FREESCALE SEMICONDUCTOR
35687MAZ0
Trade Date
10/28/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
10/28/13
Ratings:
SP:B/ MD:B1/ FT:CCC+
Maturity Date:
01/15/22
Coupon:
6.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
6%
Yield to Maturity:
6%
Principal Amount of Offering:
$960,000,000.00
Subordination Features:
SECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0104%
$100,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0104%
$100,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Freescale Semiconductor
35687MAZ 144A
Trade Date
10/28/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Hardware
Date of First Offering:
10/28/2013
Ratings:
Moody's B1, S&P B, Fitch CCC+
Maturity Date:
01/15/2022
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
5.925
Yield to Maturity:
5.746
Principal Amount of Offering:
960,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0038%
$37,000
AST JPMorgan Global Thematic Portfolio
0.0039%
$38,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0322%
$310,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0399%
$385,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
INTESA SANPAOLO S.P.A.
46115HAL1
Trade Date
10/28/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BANCA IMI S.P.A.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
10/28/13
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB+
Maturity Date:
01/15/19
Coupon:
3.875%
Unit Price:
$99.981
Underwriting Spread per Unit:
$0.3500
Gross Spread as a % of Price:
0.3501%
Yield:
3.8756%
Yield to Maturity:
3.89%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.6001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1420%
$1,774,662.75






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1420%
$1,774,662.75



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
USG Corp 903293BC 144A
Trade Date
10/28/2013
List of Underwriters
Goldman Sachs
JP Morgan
Citigroup
Morgan Stanley
Samuel Ramirez
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Construction Materials
Date of First Offering:
10/28/2013
Ratings:
Moody's B2, S&P BB-, Fitch BB-
Maturity Date:
11/1/2021
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.641
Yield to Maturity:
5.051
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0074%
$26,000
AST JPMorgan Global Thematic Portfolio
0.0074%
$26,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0602%
$211,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0504%
$263,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Brixmor Property Group Inc.
11120U10
Trade Date
10/29/13
List of Underwriters
BofA Merrill
Lynch
Citigroup
JP Morgan
Wells Fargo
Barclays
Deutsche Bank
RBC Capital
UBS
Blackstone
Baird
Evercore
KeyBanc
Mitsubishi UFJ
PNC Capital
Sandler O'Neill
Stifel
SunTrust
Robinson
Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Financials
Date of First Offering:
10/29/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.0000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
5.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
825,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0212%
$175,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0351%
$290,000
AST Academic Strategies Asset Allocation
(JP Morgan sleeve)
0.0167%
$138,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0730%
$603,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Navios Maritime 63938MAD 144A
Trade Date
10/29/2013
List of Underwriters
Goldman Sachs
JP Morgan
Citigroup
Morgan Stanley
Samuel Ramirez
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Transportation & Logistics
Date of First Offering:
10/29/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
11/15/2021
Coupon:
8.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
7.926
Yield to Maturity:
7.591
Principal Amount of Offering:
610,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0057%
$35,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0383%
$234,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0440%
$269,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SURGICAL CARE AFFILIATES, INC.
86881L106
Trade Date
10/29/2013
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
BMO CAPITAL MARKETS CORP.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MORGAN STANLEY & CO. LLC
SUNTRUST ROBINSON HUMPHREY,
INC.
TPG CAPITAL BD, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
HEALTHCARE
Date of First Offering:
10/29/2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$24.000
Underwriting Spread per Unit:
$1.5000
Gross Spread as a % of Price:
6.2500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$234,666,672.00
Subordination Features:
COMMON STOCK
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.1421%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.3836%
$900,240.00
PSF SP Small Cap Value Portfolio (GSAM
sleeve)
0.0588%
$138,096.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4425%
$1,038,336.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing inc. 527298AX
144A
Trade Date
10/30/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Credit Suisse
Jefferies
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Wireline Telecom Services
Date of First Offering:
10/30/2013
Ratings:
Moody's B3, S&P CCC+, Fitch BB-
Maturity Date:
1/15/2021
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.004
Yield to Maturity:
5.655
Principal Amount of Offering:
640,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
8.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0429%
$275,000
AST JPMorgan Global Thematic Portfolio
0.0101%
$65,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0703%
$450,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1233%
$790,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kinder Morgan Inc. 49456BAA
144A
Trade Date
10/31/2013
List of Underwriters
Barclays
Citi
JP Morgan
RBS
Royal Bank of Canada
Swiss Credit
UBS
Wells Fargo
DNB Markets
Mitsubishi UFJ
Natixis Securities
Scotia Capital
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Pipeline
Date of First Offering:
10/31/2013
Ratings:
Moody's Ba2, S&P BB, Fitch BB+
Maturity Date:
2/15/2021
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7500%
Yield:
5.037
Yield to Maturity:
5.124
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0064%
$48,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0064%
$48,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kinder Morgan Inc. 49456BAB
144A
Trade Date
10/31/2013
List of Underwriters
Barclays
Citi
JP Morgan
RBS
Royal Bank of Canada
Swiss Credit
UBS
Wells Fargo
DNB Markets
Mitsubishi UFJ
Natixis Securities
Scotia Capital
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Pipeline
Date of First Offering:
10/31/2013
Ratings:
Moody's Ba2, S&P BB, Fitch BB+
Maturity Date:
11/15/2023
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
5.703
Yield to Maturity:
5.807
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0064%
$48,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0064%
$48,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Container Store Group,
Inc.21075110
Trade Date
10/31/2013
List of Underwriters
J.P. Morgan
Barclays
Credit Suisse
Morgan Stanley
BofA Merrill Lynch
Wells Fargo Securities
Jefferies
Guggenheim Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Consumer Discretionary
Date of First Offering:
10/31/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.0000
Underwriting Spread per Unit:
1.2150
Gross Spread as a % of Price:
6.7500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
225,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.13%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small-Cap Value Portfolio (JP Morgan
sleeve)
0.0464%
$104,400






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0464%
$104,400

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Philip Morris Intl 718172BD
Trade Date
11/4/13
List of Underwriters
Barclays
Citigroup
Credit Suisse
HSBC
JP Morgan
Banca IMI
BBVA
ING
Santander
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Tobacco
Date of First Offering:
11/4/2013
Ratings:
Moody's: A2, S&P A, Fitch A
Maturity Date:
11.15.2043
Coupon:
4.875%
Unit Price:
$99.422
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7543%
Yield:
4.809
Yield to Maturity:
4.788
Principal Amount of Offering:
745,665,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0153%
$114,335
AST JPMorgan Global Thematic Portfolio
0.0160%
$119,306



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0313%
$233,641

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
KeyCorp 49326EEE
Trade Date
11/5/2013
List of Underwriters
KeyBanc Capital
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
KeyBanc Capital
Sector or Industry:
Banking
Date of First Offering:
11/5/2013
Ratings:
Moodys Baa1, S&P BBB+, Fitch A-
Maturity Date:
12.13.2018
Coupon:
2.3000
Unit Price:
$99.9370
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3502%
Yield:
2.311
Yield to Maturity:
2.403
Principal Amount of Offering:
749,527,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0134%
$100,936



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0134%
$100,936

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MidAmerican Energy Holdings
144A 59562VAZ
Trade Date
11/5/2013
List of Underwriters
Barclays
Capital
Citigroup
JP Morgan
Mizuho
Securities
RBS
Wells Fargo
BMO Capital
BNP Paribas
BNY Mellon
CIBC
KeyBanc Capital
Lloyds
Mistusishi UFJ
PNC
RBC
Scotia Capital
SMBC Nikko
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Utilities
Date of First Offering:
11/5/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
BBB+
Maturity Date:
5/15/2017
Coupon:
1.100%
Unit Price:
$99.890
Underwriting Spread per Unit:
..3750
Gross Spread as a % of Price:
..3754%
Yield:
1.105
Yield to Maturity:
1.259
Principal Amount of Offering:
399,560,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.1000%
$399,560






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1000%
$399,560

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MidAmerican Energy Holdings
Company  (2018) (59562VBA4)
Trade Date
11/05/2013
List of Underwriters
Barclays Capital
Inc
Citigroup Global
Markets Inc
J.P. Morgan
Securities LLC
RBS Securities Inc
Mizuho Securities
USA Inc
Wells Fargo
Securities, LLC
BMO Capital Markets
Corp
BNP Paribas
Securities Corp
BNY Mellon Capital
Markets, LLC
CIBC World Markets
Corp
KeyBanc Capital
Markets Inc
Lloyds Securities
Inc
Mitsubishi UFJ
Securities (USA),
Inc
PNC Capital Markets
LLC
RBC Capital Markets,
LLC
Scotia Capital (USA)
Inc
SMBC Nikko Capital
Markets Ltd
U.S. Bancorp
Investments, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Electric Utilities
Date of First Offering:
11/05/2013
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
11/15/2018
Coupon:
2.000%
Unit Price:
$99.857
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
2.000%
Yield to Maturity:
2.000%
Principal Amount of Offering:
$ 349,499,500
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

21.428%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1257%
$439,370.80






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1257%
$439,370.80

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MidAmerican Energy Holdings
144A 59562VBB
Trade Date
11/5/2013
List of Underwriters
Barclays
Capital
Citigroup
JP Morgan
Mizuho
Securities
RBS
Wells Fargo
BMO Capital
BNP Paribas
BNY Mellon
CIBC
KeyBanc Capital
Lloyds
Mistusishi UFJ
PNC
RBC
Scotia Capital
SMBC Nikko
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Utilities
Date of First Offering:
11/5/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
BBB+
Maturity Date:
11/15/2023
Coupon:
3.750%
Unit Price:
$99.925
Underwriting Spread per Unit:
..5500
Gross Spread as a % of Price:
..5504%
Yield:
3.827
Yield to Maturity:
4.000
Principal Amount of Offering:
499,625,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1074%
$536,597
AST JPMorgan Global Thematic Portfolio
0.0780%
$389,708



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1854%
$926,305


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MidAmerican Energy Holdings
144A 59562VBC
Trade Date
11/5/2013
List of Underwriters
Barclays
Capital
Citigroup
JP Morgan
Mizuho
Securities
RBS
Wells Fargo
BMO Capital
BNP Paribas
BNY Mellon
CIBC
KeyBanc Capital
Lloyds
Mistusishi UFJ
PNC
RBC
Scotia Capital
SMBC Nikko
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS
Sector or Industry:
Utilities
Date of First Offering:
11/5/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch
BBB+
Maturity Date:
11/15/2043
Coupon:
5.150%
Unit Price:
$99.409
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7544%
Yield:
5.014
Yield to Maturity:
4.973
Principal Amount of Offering:
745,567,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0413%
$308,168
AST JPMorgan Global Thematic Portfolio
0.0180%
$134,202
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0593%
$442,370

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Noble Energy, Inc. 655044AG
Trade Date
11/5/2013
List of Underwriters
Citigroup
JP Morgan
Mitsubishi UFJ
BofA Merrill
Lynch
DNB
Mizuho
Securities
Barclays
BBVA
BNP Paribas
Deustsche Bank
HSBC
Lloyds
Societe Generale
SMBC Nikko
US Bancorp
Wells Fargo
BMO
CIBC
Morgan Stanley
RBC Capital
Scotiabank
BB&T
Fifth Third
Securities
PNC Capital
Standard Chartered
Bank
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital
Sector or Industry:
Exploration & Production
Date of First Offering:
11/5/2013
Ratings:
Moody's Baa2, S&P BBB
Maturity Date:
11.15.2043
Coupon:
5.2500
Unit Price:
$99.430
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8800%
Yield:
5.213
Yield to Maturity:
5.202
Principal Amount of Offering:
994,300,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0610%
$606,523
AST JPMorgan Global Thematic Portfolio
0.0300%
$298,290



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0910%
$904,813

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Perrigo Company Ltd 144A
714290AG
Trade Date
11/5/2013
List of Underwriters
BofA Merrill
Lynch
Barclays
HSBC
JP Morgan
Wells Fargo
Banco Santander
Credit Suisse
Fifth Third
Securities
Mizuho
PNC Capital
RBS
Sumitomo Bank
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Pharmaceuticals
Date of First Offering:
11/5/2013
Ratings:
Moody's Baa3, S&P BBB
Maturity Date:
11/15/2043
Coupon:
5.300%
Unit Price:
$99.5820
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8786%
Yield:
5.147
Yield to Maturity:
5.102
Principal Amount of Offering:
398,328,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0662%
$263,892
AST High Yield Portfolio (JP Morgan
sleeve)
0.0500%
$199,164
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1162%
$463,056

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Perrigo Company Limited
(714294AA3)
Trade Date
11-05-2013
List of Underwriters
Barclays Capital Inc
 HSBC Securities (USA) Inc
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
RBS Securities Inc
US Bancorp Investments Inc
Credit Suisse Securities (USA)
LLC
PNC Capital Markets LLC
SMBC Nikko Securities America,
Inc
Mizuho Securities USA Inc
Fifth Third Securities, Inc
Santander Investment Securities
Inc.
RBS Securities Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
HSBC Securities (USA) Inc.
Sector or Industry:
Pharmaceuticals
Date of First Offering:
11-05-2013
Ratings:
Baa3	BBB	NR
Maturity Date:
11/8/2016
Coupon:
1.30%
Unit Price:
$99.897
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
1.30%
Yield to Maturity:
1.30%
Principal Amount of Offering:
$499,485,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0400%
$199,794.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0400%
$199,794.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Buckeye Partners, L.P.  (2018)
(118230AL5)
Trade Date
11/06/2013
List of Underwriters
Barclays Capital Inc
SunTrust Robinson Humphrey, Inc
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
UBS Securities LLC
BNP Paribas Securities Corp
RBC Capital Markets, LLC
BB&T Capital Markets, a
division of BB&T Securities,
LLC
PNC Capital Markets LLC
SMBC Nikko Securities Americas,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Gas Pipelines
Date of First Offering:
11/06/2013
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
11/15/2018
Coupon:
2.650%
Unit Price:
$99.823
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.650%
Yield to Maturity:
2.650%
Principal Amount of Offering:
$ 399,292,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

10.830%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.2000%
$ 798,584.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2000%
$ 798,584.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ford Motor Credit 345397WN
Trade Date
11/6/2013
List of Underwriters
BofA Merrill Lynch
Deutsche Bank
JP Morgan
RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Automotive
Date of First Offering:
11/6/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch
BBB-
Maturity Date:
01/17/2017
Coupon:
1.500%
Unit Price:
$99.906
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2502%
Yield:
1.498
Yield to Maturity:
1.472
Principal Amount of Offering:
749,295,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0266%
$199,812






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0266%
$199,812

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Invesco Finance  46132FAB
Trade Date
11/6/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Morgan Stanley
BNY Mellon
HSBC
JP Morgan
SunTrust Robinson Humphrey
TD Securities
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Financial Services
Date of First Offering:
11/6/2013
Ratings:
Moody's A3, S&P A-, Fitch A-
Maturity Date:
01/30/2024
Coupon:
4.000%
Unit Price:
$99.284
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6546%
Yield:
3.982
Yield to Maturity:
3.943
Principal Amount of Offering:
595,704,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0190%
$113,184
AST JPMorgan Global Thematic Portfolio
0.0171%
$102,263



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0361%
$215,447

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RR Donnelley & Sons 257867BA
Trade Date
11/6/2013
List of Underwriters
BofA Merrill
Lynch
JP Morgan
Mitsubishi UFJ
Wells Fargo
US Bancorp
Citigroup
Fifth Third
Securities
ING
PNC Capital
TD Securities
Loop Capital
Comerica
Evercore
Morgan Stanley
Wedbush
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
11/6/2013
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
11/15/2023
Coupon:
6.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.4850
Gross Spread as a % of Price:
1.4850%
Yield:
6.340
Yield to Maturity:
6.153
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0142%
$50,000
AST JPMorgan Global Thematic Portfolio
0.0142%
$50,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1142%
$400,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1426%
$500,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TWITTER, INC.  90184L102
Trade Date
11/06/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
CODE ADVISORS LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
11/06/13
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$26.000
Underwriting Spread per Unit:
$0.8450
Gross Spread as a % of Price:
3.2500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$1,820,000,000.00
Subordination Features:
COMMON STOCK
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.4286%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.1032%
$1,878,890.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1032%
$1,878,890.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Twitter, Inc. 90184L10
Trade Date
11/6/2013
List of Underwriters
Goldman Sachs
Morgan Stanley
JP Morgan
BofA Merrill Lynch
Deutsche Bank
Allen & Company LLC
Code Advisors
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Communications
Date of First Offering:
11/6/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$26.000
Underwriting Spread per Unit:
..8450
Gross Spread as a % of Price:
3.2500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
1,820,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.88%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0150%
$273,000
AST Academic Strategies Asset Allocation
(JP Morgan sleeve)
0.0014%
$26,000
AST JP Morgan Global Thematic Portfolio
0.0135%
$247,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0299%
$546,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rosetta Resources Inc. 777779AE
Trade Date
11/7/2013
List of Underwriters
Wells Fargo
Citigroup
JP Morgan
Morgan Stanley
BofA Merrill Lynch
Credit Suisse
Mitsubishi UFC
BMO Capital
RBC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration & Production
Date of First Offering:
11/7/2013
Ratings:
Moody's B2, S&P BB-
Maturity Date:
6/1/2022
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
5.911
Yield to Maturity:
5.968
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0136%
$82,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0685%
$411,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0821%
$493,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Service Now Convertible Bond
144A US81762PAA03
Trade Date
11/7/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
Morgan Stanley
RBC Capital
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Software & Services
Date of First Offering:
11/7/2013
Ratings:
NA
Maturity Date:
11/01/2018
Coupon:
..000%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.000
Gross Spread as a % of Price:
2.000.%
Yield:
-.804
Yield to Maturity:
-.802
Principal Amount of Offering:
575,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0586%
$293,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0586%
$293,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Mosaic Company 61945CAC
Trade Date
11/07/2013
List of Underwriters
BofA Merrill Lynch
Goldman Sachs
JP Morgan
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Chemicals
Date of First Offering:
11/07/2013
Ratings:
Moody's Baa1, S&P BBB, Fitch
BBB
Maturity Date:
11/15/2023
Coupon:
4.250%
Unit Price:
$99.790
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..8782%
Yield:
4.292
Yield to Maturity:
4.372
Principal Amount of Offering:
898,110,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0137%
$123,740
AST JPMorgan Global Thematic Portfolio
0.0097%
$87,815



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0234%
$211,555

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Mosaic Company 61945CAD
Trade Date
11/07/2013
List of Underwriters
BofA Merrill Lynch
Goldman Sachs
JP Morgan
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Chemicals
Date of First Offering:
11/07/2013
Ratings:
Moody's Baa1, S&P BBB, Fitch
BBB
Maturity Date:
11/15/2033
Coupon:
5.450%
Unit Price:
$99.626
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..6513%
Yield:
5.287
Yield to Maturity:
5.195
Principal Amount of Offering:
498,130,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.43%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0800%
$398,504
AST JPMorgan Global Thematic Portfolio
0.0582%
$289,912



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1382%
$688,416

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Water Capital 03040WAK
Trade Date
11/8/2013
List of Underwriters
JP Morgan
UBS
Wells Fargo
Santander
Mitsubishi UFJ
Williams Capital Group
Blaylock Robert Van
CL King
Loop Capital
MFR Securities
Mischler Financial Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS
Sector or Industry:
Utilities
Date of First Offering:
11/8/2013
Ratings:
Moody's Baa1, S&P A-
Maturity Date:
3/1/2024
Coupon:
3.8500%
Unit Price:
$99.601
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6526%
Yield:
3.884
Yield to Maturity:
3.956
Principal Amount of Offering:
398,404,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0750%
$298,803
AST JPMorgan Global Thematic Portfolio
0.0625%
$249,003



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1375%
$547,806

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
INCY Convertible Bond 144A
US45337CAK80
Trade Date
11/8/2013
List of Underwriters
Goldman Sachs
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
Cowen & Co
Jefferies
JMP Securities
UBS Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Biotechnology
Date of First Offering:
11/8/2013
Ratings:
NA
Maturity Date:
11/15/2018
Coupon:
..3750%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.700
Gross Spread as a % of Price:
2.700%
Yield:
-4.529
Yield to Maturity:
-4.582
Principal Amount of Offering:
375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0152%
$57,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0152%
$57,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
INCY Convertible Bond 144A
US45337CAL63
Trade Date
11/8/2013
List of Underwriters
BofA Merrill Lynch
Goldman Sachs
JP Morgan
Cowen
Jefferies
JMP Securities
UBS Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Biotechnology
Date of First Offering:
11/8/2013
Ratings:
NA
Maturity Date:
11/15/2020
Coupon:
1.2500%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.700
Gross Spread as a % of Price:
2.700%
Yield:
-2.695
Yield to Maturity:
-2.714
Principal Amount of Offering:
375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0152%
$57,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0152%
$57,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RIALTO HLDS LLC  762515AA2
Trade Date
11/08/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
11/08/13
Ratings:
SP:B/ MD:B2/ FT:NA
Maturity Date:
12/01/18
Coupon:
7%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
7%
Yield to Maturity:
6.999%
Principal Amount of Offering:
$250,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
20.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1000%
$250,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1000%
$250,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AirLease Corp 00912XAL
Trade Date
11/12/2013
List of Underwriters
BofA Merrill
Lynch
Citigroup
Goldman Sachs
JP Morgan
Barclays
BMO Capital
BNP Paribas
Credit Suisse
Deutsche Bank
Mizuho
Morgan Stanley
RBC Capital
RBS
Fifth Third
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Commercial Finance
Date of First Offering:
11/12/2013
Ratings:
S&P BBB-
Maturity Date:
01/15/2019
Coupon:
3.3750%
Unit Price:
$99.858
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6008%
Yield:
3.366
Yield to Maturity:
3.313
Principal Amount of Offering:
699,006,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.1935%
$1,353,076
AST High Yield Portfolio (JP Morgan
sleeve)
0.0950%
$664,056



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2885%
$2,017,132


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chegg, Inc. 16309210
Trade Date
11/12/2013
List of Underwriters
JP Morgan, BofA Merrill Lynch,
Jefferies, Piper Jaffray,
Raymond James, BMO Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/12/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$12.50
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
187,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan
sleeve)
..1886%
$353,750



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..2452%
$460,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Extended Stay America, Inc.
30224P20
Trade Date
11/12/2013
List of Underwriters
Deutsche Bank
Goldman Sachs
JP Morgan
Citigroup
BofA Merrill Lynch
Barclays
Morgan Stanley
Macquarie Capital
Blacstone Capital
Baird
Houlihan Lokey
Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/12/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.0000
Underwriting Spread per Unit:
1.2000
Gross Spread as a % of Price:
6.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
565,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0237%
$134,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0237%
$134,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
IAC/InterActiveCorp (2018)
(44919PAD4)
Trade Date
11/12/2013
List of Underwriters
J.P. Morgan Securities LLC
Goldman, Sachs & Co
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
BNP Paribas Securities Corp
PNC Capital Markets LLC
RBC Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Media Non-Cable
Date of First Offering:
11/12//2013
Ratings:
Ba1	BB+	NR
Maturity Date:
11/30/2018
Coupon:
4.880%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
4.880%
Yield to Maturity:
4.880%
Principal Amount of Offering:
$ 500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      8.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0636%
$ 318,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0636%
$ 318,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
IAC/INTERACTIVECORP  44919PAD4
Trade Date
11/12/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BNP PARIBAS SECURITIES CORP.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
PNC CAPITAL MARKETS LLC
RBC CAPITAL MARKETS, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
11/12/13
Ratings:
SP:BB+/ MD:Ba1/ FT:NA
Maturity Date:
11/30/18
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.1250
Gross Spread as a % of Price:
1.1250%
Yield:
4.8755%
Yield to Maturity:
4.874%
Principal Amount of Offering:
$500,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.4001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0300%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0300%
$150,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Interactive Corp 144A 44919PAD
Trade Date
11/12/2013
List of Underwriters
BofA Merrill Lynch
BNP Paribas
Goldman Sachs
JP Morgan
PNC Capital
RBC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BNP Paribas
Sector or Industry:
Media Non Cable
Date of First Offering:
11/12/2013
Ratings:
Moody's Ba1, S&P BB+
Maturity Date:
11/30/2018
Coupon:
4.8750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.1250
Gross Spread as a % of Price:
1.1250%
Yield:
4.687
Yield to Maturity:
3.755
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0030%
$15,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0240%
$120,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0270%
$135,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc. 144A
527298AZ
Trade Date
11/12/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Credit Suisse
Jefferies
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Wireline Telecom Services
Date of First Offering:
11/12/2013
Ratings:
Moody's B3, S&P CCC+, Fitch BB-
Maturity Date:
1/15/2018
Coupon:
3.8459% FRN
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
3.851
Yield to Maturity:
3.783
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.75%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0083%
$25,000
AST JPMorgan Global Thematic Portfolio
0.0083%
$25,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0616%
$185,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0782%
$235,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BARCLAYS PLC  06738EAA3
Trade Date
11/13/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
BMO CAPITAL MARKETS CORP.
CAPITAL ONE SECURITIES, INC
CIBC WORLD MARKETS CORP
CITIGROUP GLOBAL MARKETS INC.
COMMERZ MARKETS LLC
DBS BANK LTD.
DEUTSCHE BANK SECURITIES INC.
ING FINANCIAL MARKETS LLC
LLOYDS BANK PLC
NAB SECURITIES LLC
NATIONAL BANK OF ABU DHABI
P.J.S.C.
PNC CAPITAL MARKETS LLC
RBC CAPITAL MARKETS, LLC
SANTANDER INVESTMENT SECURITIES
INC.
SMBC NIKKO CAPITAL MARKETS
LIMITED
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
FINANCIAL
Date of First Offering:
11/13/13
Ratings:
SP:B+/ MD:NR/ FT:BB+
Maturity Date:
PERPETUAL
Coupon:
8.25%
Unit Price:
$99.993
Underwriting Spread per Unit:
$1.2500
Gross Spread as a % of Price:
1. 2501%
Yield:
8.3351%
Yield to Maturity:
8.3%
Principal Amount of Offering:
$2,000,000,000.00
Subordination Features:
JR SUBORDINATED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.2500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0200%
$399,972.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0200%
$399,972.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Post Holdings Inc. 144A
737446AE
Trade Date
11/13/2013
List of Underwriters
Barclays
Credit Suisse
Goldman Sachs
JP Morgan
Nomura
Rabo Securities
SunTrust Robinson Humphrey
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Food & Beverage
Date of First Offering:
11/13/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
12/1/2021
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.428
Yield to Maturity:
5.731
Principal Amount of Offering:
525,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0062%
$33,000
AST JPMorgan Global Thematic Portfolio
0.0062%
$33,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0586%
$308,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0710%
$374,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Skandinaviska Enskilda Banken
144A 83051GAB
Trade Date
11/13/2013
List of Underwriters
BofA Merrill Lynch
Goldman Sachs
JP Morgan
Morgan Stanley
Skandinaviska Enskilda Banken
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Banking
Date of First Offering:
11/13/2013
Ratings:
Moody's A1, S&P A+, Fitch A+
Maturity Date:
11/20/2018
Coupon:
2.375%
Unit Price:
$99.911
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3503%
Yield:
2.385
Yield to Maturity:
2.468
Principal Amount of Offering:
999,110,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0815%
$814,275
AST JPMorgan Global Thematic Portfolio
0.0200%
$199,822



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1015%
$1,014,097

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
State Street Corp 857477AM
Trade Date
11/14/2013
List of Underwriters
Morgan Stanley
BofA Merrill Lynch
Goldman Sachs
Barclays
Credit Suisse
Deutsche Bank
JP Morgan
Lloyds
UBS
Wells Fargo
Mischler Financial
Siebert Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Financial Services
Date of First Offering:
11/14/2013
Ratings:
Moody's A1, S&P A+, Fitch A+
Maturity Date:
11/20/2023
Coupon:
3.700%
Unit Price:
$99.7600
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4510%
Yield:
3.702
Yield to Maturity:
3.706
Principal Amount of Offering:
997,600,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1713%
$1,708,889
AST JPMorgan Global Thematic Portfolio
0.0981%
$978,646



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2694%
$2,687,535

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SINA 144A US82922RAC79
Trade Date
11/15/2013
List of Underwriters
Goldman Sachs
China Renaissance
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Media Non Cable
Date of First Offering:
11/15/2013
Ratings:
NA
Maturity Date:
12/1/2018
Coupon:
1.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.000.
Gross Spread as a % of Price:
2.000%
Yield:
..3168
Yield to Maturity:
..3165
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0618%
$433,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0618%
$433,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VALEANT PHARMACEUTICALS INT.
91911KAD4
Trade Date
11/15/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CIBC WORLD MARKETS CORP
CITIGROUP GLOBAL MARKETS INC.
DBS BANK LTD.
DNB NOR MARKETS INC
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MITSUBISHI UFJ SECURITIES
(USA), INC.
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
SUNTRUST ROBINSON HUMPHREY,
INC.
TD SECURITIES USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
Sector or Industry:
HEALTHCARE
Date of First Offering:
11/15/13
Ratings:
SP:B/ MD:B1/ FT:NA
Maturity Date:
12/01/21
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.9500
Gross Spread as a % of Price:
0.9500%
Yield:
5.625%
Yield to Maturity:
5.625%
Principal Amount of Offering:
$900,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
0.7778%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0056%
$50,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0056%
$50,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Valeant Pharmaceuticals 144A
9191KAD
Trade Date
11/15/2013
List of Underwriters
BofA Merrill
Lynch
Goldman Sachs
JP Morgan
Barclays
Citigroup
Global
DNB Nor Markets
Morgan Stanley
RBC Capital
SunTrust
Robinson
Humphrey
CIBC
DBS Bank
HSBC
Mitsubishi UFJ
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Pharmaceuticals
Date of First Offering:
11/15/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
12/1/2021
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
..9500
Gross Spread as a % of Price:
..9500%
Yield:
5.467
Yield to Maturity:
4.948
Principal Amount of Offering:
900,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.75%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0127%
$115,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0500%
$450,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0627%
$565,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SABINE PASS LIQUEFACTION
785592AC0
Trade Date
11/18/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BANCA IMI SECURITIES
CORPORATION
CIBC WORLD MARKETS INC.
CREDIT AGRICOLE SECURITIES
(USA) INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
HSBC SECURITIES (USA) INC.
ING FINANCIAL MARKETS LLC
J.P. MORGAN SECURITIES LLC
LLOYDS BANK PLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MITSUBISHI UFJ SECURITIES
(USA), INC.
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
SANTANDER INVESTMENT SECURITIES
INC.
SCOTIA CAPITAL (USA) INC
SG AMERICAS SECURITIES, LLC
SMBC NIKKO SECURITIES INC.
STANDARD CHARTERED BANK
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
BASIC MATERIALS
Date of First Offering:
11/18/13
Ratings:
SP:BB+/ MD:Ba3/ FT:NA
Maturity Date:
03/15/22
Coupon:
6.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
6.25%
Yield to Maturity:
6.252%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
1ST LIEN
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0200%
$200,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0200%
$200,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-MOBILE USA, INC.  87264AAH8
Trade Date
11/18/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
11/18/13
Ratings:
SP:BB/ MD:Ba3/ FT:NA
Maturity Date:
01/15/22
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.1250
Gross Spread as a % of Price:
0.1250%
Yield:
6.125%
Yield to Maturity:
6.122%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0050%
$50,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0050%
$50,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAH
Trade Date
11/18/2013
List of Underwriters
JP Morgan
Credit Suisse
Deutsche Bank
Citigroup
Goldman Sachs
RBC Capital
RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Wireless Telecom
Date of First Offering:
11/18/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
11/15/2022
Coupon:
6.1250%
Unit Price:
$100.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1250%
Yield:
5.878
Yield to Maturity:
5.294
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0015%
$15,000
AST JPMorgan Global Thematic Portfolio
0.0015%
$15,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0110%
$110,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0140%
$140,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-MOBILE USA, INC.  87264AAJ4
Trade Date
11/18/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
11/18/13
Ratings:
SP:BB/ MD:Ba3/ FT:NA
Maturity Date:
01/15/24
Coupon:
6.5%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.1250
Gross Spread as a % of Price:
0.1250%
Yield:
6.5%
Yield to Maturity:
6.497%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0150%
$150,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0150%
$150,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA 87264AAJ
Trade Date
11/18/2013
List of Underwriters
JP Morgan
Credit Suisse
Deutsche Bank
Citigroup
Goldman Sachs
RBC Capital
RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Wireless Telecom
Date of First Offering:
11/18/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
11/15/2022
Coupon:
6.1250%
Unit Price:
$100.000
Underwriting Spread per Unit:
..1250
Gross Spread as a % of Price:
..1250%
Yield:
6.334
Yield to Maturity:
6.071
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0010%
$10,000
AST JPMorgan Global Thematic Portfolio
0.0010%
$10,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0100%
$100,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0120%
$120,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
US Concrete Inc. 144A 90333LAJ
Trade Date
11/19/2013
List of Underwriters
JP Morgan
Jefferies
Capital One
Mitsubishi UFJ
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jefferies
Sector or Industry:
Construction Materials
Date of First Offering:
11/19/2013
Ratings:
Moody's Caa1, S&P B
Maturity Date:
12/1/2018
Coupon:
8.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
8.252
Yield to Maturity:
7.587
Principal Amount of Offering:
200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0165%
$33,000
AST JPMorgan Global Thematic Portfolio
0.1665%
$333,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1425%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3255%
$651,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LLOYDS BANK PLC  53944VAA7
Trade Date
11/20/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES LLC
LLOYDS TSB BANK PLC
MORGAN STANLEY & CO. LLC
UBS SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
11/20/13
Ratings:
SP:A/ MD:A2/ FT:A
Maturity Date:
11/27/18
Coupon:
2.3%
Unit Price:
$99.840
Underwriting Spread per Unit:
$0.3500
Gross Spread as a % of Price:
0.3506%
Yield:
2.3037%
Yield to Maturity:
2.3%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.6000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1450%
$1,447,680.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1450%
$1,447,680.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lloyds Bank Plc 53944VAA
Trade Date
11/20/2013
List of Underwriters
Goldman Sachs
JP Morgan
Lloyds Securities
Morgan Stanley
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Banking
Date of First Offering:
11/20/2013
Ratings:
Moody's A2, S&P A, Fitch A
Maturity Date:
11/27/2018
Coupon:
2.300%
Unit Price:
$99.840
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3505%
Yield:
2.306
Yield to Maturity:
2.356
Principal Amount of Offering:
998,400,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0780%
$778,752
AST JPMorgan Global Thematic Portfolio
0.0385%
$384,384



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1165%
$1,163,136

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Calumet Speciality Production
144A 131477AK
Trade Date
11/21/2013
List of Underwriters
Barclays
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
RBC Capital
Deutsche Bank
Goldman Sachs
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Refining & Marketing
Date of First Offering:
11/21/2013
Ratings:
Moody's B2, S&P B+
Maturity Date:
1/15/2022
Coupon:
7.625%
Unit Price:
$98.494
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7767%
Yield:
7.411
Yield to Maturity:
7.022
Principal Amount of Offering:
344,729,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0114%
$39,398
AST JPMorgan Global Thematic Portfolio
0.0114%
$39,398
AST High Yield Portfolio (JP Morgan
sleeve)
0.0942%
$325,030
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1170%
$403,826

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LIFEPOINT HOSPITALS, INC.
53219LAL3
Trade Date
11/21/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
HEALTHCARE
Date of First Offering:
11/21/13
Ratings:
SP:BB-/ MD:Ba1/ FT:BB
Maturity Date:
12/01/21
Coupon:
5.5%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.5500
Gross Spread as a % of Price:
1.5500%
Yield:
5.5%
Yield to Maturity:
5.5%
Principal Amount of Offering:
$700,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.4286%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0143%
$100,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0143%
$100,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LifePoint Hospitals inc 144A
53219LAL
Trade Date
11/21/2013
List of Underwriters
BofA Merrill Lynch
Barclays
Citigroup
Goldman Sachs
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Healthcare Facilities
Date of First Offering:
11/21/2013
Ratings:
Moody's Ba1, S&P BB-, Fitch BB
Maturity Date:
12/1/2021
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5500
Gross Spread as a % of Price:
1.5500%
Yield:
5.412
Yield to Maturity:
5.172
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0057%
$40,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0428%
$300,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0485%
$340,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Meritage Homes Corp 144A
59001AAU
Trade Date
11/21/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Deutsche Bank
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Homebuilders
Date of First Offering:
11/21/2013
Ratings:
Moody's B1, S&P B+, Fitch BB-
Maturity Date:
4/15/2020
Coupon:
7.150%
Unit Price:
$106.699
Underwriting Spread per Unit:
1.605
Gross Spread as a % of Price:
1.504%
Yield:
6.643
Yield to Maturity:
5.681
Principal Amount of Offering:
106,699,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.43%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0240%
$25,608
AST High Yield Portfolio (JP Morgan
sleeve)
0.1520%
$162,182



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1760%
$187,790

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Vince Holding Corp 92719W10
Trade Date
11/21/2013
List of Underwriters
Goldman, Sachs & Co
Robert W. Baird & Co. Inc
Merrill Lynch, Pierce, Fenner &
Smith Inc
Barclays Capital Inc.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
KeyBanc Capital Markets Inc.
Stifel, Nicolaus & Company,
Incorporated
William Blair & Company, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/21/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.0000
Underwriting Spread per Unit:
1.4000
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan
sleeve)
0.1540%
$308,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2010%
$402,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Duke Realty LP 264411AD
Trade Date
11/25/2013
List of Underwriters
JP Morgan
RBC Capital
Wells Fargo
Barclays
Credit Suisse
PNC Capital
Regions Securities
Scotiabank
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Real Estate
Date of First Offering:
11/25/2013
Ratings:
Moody's Baa2, S&P BBB-, Fitch
BBB-
Maturity Date:
2/15/2021
Coupon:
3.875%
Unit Price:
$99.747
Underwriting Spread per Unit:
..6250
Gross Spread as a % of Price:
..6265%
Yield:
3.922
Yield to Maturity:
4.067
Principal Amount of Offering:
249,367,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.2044%
$509,707
AST JPMorgan Global Thematic Portfolio
0.1140%
$284,279



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3184%
$793,986

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Schlumberger Investment
806854AH
Trade Date
11/25/2013
List of Underwriters
Citigroup
Deutsche Bank
JP Morgan
Mitsubishi UFJ
Morgan Stanley
BBVA
BofA Merrill Lynch
BNP Paribas
DNB Markets
HSBC
RBC Capital
Societe Generale
Standard Chartered Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank, Citigroup
Sector or Industry:
Oil & Gas
Date of First Offering:
11/25/2013
Ratings:
Moody's A1, S&P AA-
Maturity Date:
12/1/2023
Coupon:
3.650%
Unit Price:
$99.660
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4515%
Yield:
3.632
Yield to Maturity:
3.590
Principal Amount of Offering:
1,494,900,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0490%
$732,501
AST JPMorgan Global Thematic Portfolio
0.0255%
$381,698



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0745%
$1,114,199

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AIRCASTLE LIMITED  00928QAL5
Trade Date
12/02/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
RBC CAPITAL MARKETS, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
SERVICES
Date of First Offering:
12/02/13
Ratings:
SP:BB+/ MD:Ba3/ FT:NA
Maturity Date:
12/15/18
Coupon:
4.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
4.625%
Yield to Maturity:
4.625%
Principal Amount of Offering:
$400,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0250%
$100,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0250%
$100,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aircastle Ltd 00928QAL
Trade Date
12/2/2013
List of Underwriters
Citigroup
Goldman Sachs
JP Morgan
RBC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Commerical Finance
Date of First Offering:
12/02/2013
Ratings:
Moody's: Ba3, S&P BB+
Maturity Date:
12/15/2018
Coupon:
4.6250%
Unit Price:
$100.0000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
4.556%
Yield to Maturity:
4.275%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
9.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0130%
$52,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0500%
$200,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0630%
$252,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Caremark Corporation
(2018)  (126650CB4)
Trade Date
12/02/2013
List of Underwriters
Barclays Capital Inc
J.P. Morgan Securities
LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
BNY Mellon Capital
Markets, LLC
Wells Fargo Securities,
LLC
Guggenheim Securities,
LLC
Mitsubishi UFJ
Securities (USA), Inc
RBC Capital Markets,
LLC
RBS Securities Inc
SunTrust Robinson
Humphrey, Inc
U.S. Bancorp
Investments, Inc
Fifth Third
Securities, Inc
KeyBanc Capital
Markets Inc
Mizuho Securities USA
Inc
SMBC Nikko Securities
America, Inc
PNC Capital Markets
LLC
Santander Investment
Securities Inc
BB&T Capital Markets,
a division of
   BB&T Securities,
LLC
TD Securities (USA)
LLC
Capital One
Securities, Inc
Regions Securities LLC
The Williams Capital
Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Retailers
Date of First Offering:
12/02/2013
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
12/05/2018
Coupon:
2.250%
Unit Price:
$99.887
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.250%
Yield to Maturity:
2.250%
Principal Amount of Offering:
$ 1,248,587,500
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      6.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.4000%
$ 499,435.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4000%
$ 499,435.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Caremark Corp 126650CC
Trade Date
12/2/2013
List of Underwriters
Barclays
JP Morgan
BofA Merrill
Lynch
BNY Mellon
Wells Fargo
Guggenheim
Fifth Third
Securities
BB&T
Mitsubishi UFJ
KeyBanc Capital
TD Securities
RBC Capital
Mizuho
Capital One
RBS
SMBC Nikko
Regions Securities
SunTrust Robinson
Humphrey
PNC Capital
Williams Capital
Group
US Bancorp
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Retail Staples
Date of First Offering:
12/2/2013
Ratings:
Moody's: Baa1, S&P BBB+
Maturity Date:
12/5/2023
Coupon:
4.0000%
Unit Price:
$99.560
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6528%
Yield:
3.953%
Yield to Maturity:
3.853%
Principal Amount of Offering:
1,236,375,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0445%
$554,549
AST JPMorgan Global Thematic Portfolio
0.0331%
$412,178



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0776%
$966,727

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Caremark Corp 126650CD
Trade Date
12/2/2013
List of Underwriters
Barclays
JP Morgan
BofA Merrill
Lynch
BNY Mellon
Wells Fargo
Guggenheim
Fifth Third
Securities
BB&T
Mitsubishi UFJ
KeyBanc Capital
TD Securities
RBC Capital
Mizuho
Capital One
RBS
SMBC Nikko
Regions
Securities
SunTrust Robinson
Humphrey
PNC Capital
Williams Capital
Group
US Bancorp
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Retail Staples
Date of First Offering:
12/2/2013
Ratings:
Moody's: Baa1, S&P BBB+
Maturity Date:
12/5/2043
Coupon:
5.3000%
Unit Price:
$99.806
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8767%
Yield:
4.998%
Yield to Maturity:
4.909%
Principal Amount of Offering:
748,545,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
..0386%
$289,437
AST JPMorgan Global Thematic Portfolio
..0100%
$74,855
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0486%
$364,292

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corp 594918AW
Trade Date
12/3/13
List of Underwriters
Barclays
HSBC
JP Morgan
Wells Fargo
CAVU Securities
Lebenthal Capital
Ramirez & Co
Williams Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Software & Services
Date of First Offering:
12/3/2013
Ratings:
Moody's: Aaa, S&P AAA, Fitch
AA+
Maturity Date:
12.15.2023
Coupon:
3.6250%
Unit Price:
$99.508
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4522%
Yield:
3.590%
Yield to Maturity:
3.504%
Principal Amount of Offering:
1,492,620,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0163%
$243,795
AST JPMorgan Global Thematic Portfolio
0.0105%
$157,223



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0268%
$401,017

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corp 594918AX
Trade Date
12/3/13
List of Underwriters
Barclays
HSBC
JP Morgan
Wells Fargo
CAVU Securities
Lebenthal Capital
Ramirez & Co
Williams Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Software & Services
Date of First Offering:
12/3/2013
Ratings:
Moody's: Aaa, S&P AAA, Fitch
AA+
Maturity Date:
12.15.2043
Coupon:
4.8750%
Unit Price:
$99.654
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8780%
Yield:
4.708%
Yield to Maturity:
4.652%
Principal Amount of Offering:
498,270,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0440%
$219,239
AST JPMorgan Global Thematic Portfolio
0.0320%
$159,446
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0760%
$378,685

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nordstrom Inc. 655664AQ 144A
Trade Date
12/3/2013
List of Underwriters
Goldman Sachs
Morgan Stanley
RBS Securiities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Discretionary
Date of First Offering:
12/3/2013
Ratings:
Moody's: Baa1, S&P A-, Fitch A-
Maturity Date:
1/15/2044
Coupon:
5.0000%
Unit Price:
$99.3310
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8808%
Yield:
4.832%
Yield to Maturity:
4.778%
Principal Amount of Offering:
397,324,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.95%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.1275%
$506,588
AST JPMorgan Global Thematic Portfolio
0.0625%
$248,328



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1900%
$754,916

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Norwegian Cruise Line G6672110
Trade Date
12/3/2013
List of Underwriters
UBS
Barclays
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
Credit Agricole
DNB Markets
HSBC
Nomura
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS
Sector or Industry:

Consumer Discretionary
Date of First Offering:
12/3/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$33.2500
Underwriting Spread per Unit:
1.0806
Gross Spread as a % of Price:
3.2499%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
731,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0359%
$262,675






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0359%
$262,675

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alcatel-Lucent USA 01377RAC
144A
Trade Date
12/5/2013
List of Underwriters
BNP Paribas
Credit Suisse
Deutsche Bank
Goldman Sachs
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Communications Equipment
Date of First Offering:
12/5/2013
Ratings:
Moody's B3, S&P CCC+
Maturity Date:
7/1/2017
Coupon:
4.6250%
Unit Price:
$99.593
Underwriting Spread per Unit:
..5430
Gross Spread as a % of Price:
..5452%
Yield:
4.545
Yield to Maturity:
4.063
Principal Amount of Offering:
647,354,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

2.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0476%
$308,738






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0476%
$308,738

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NCR Escrow Corp 628865AA 144A
Trade Date
12/5/2013
List of Underwriters
JP Morgan
Merrill Lynch Pierce Fenner &
Smith
RBC Capital
SunTrust Robinson Humphrey
Wells Fargo
BBVA Securities
BNP Paribas
Fifth Third Securities
HSBC Securities
Mitsubishi UFJ
Mizuho Securities
Santander Investment Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
12/5/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
12.15.2021
Coupon:
5.8750
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.635
Yield to Maturity:
5.027
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0150%
$60,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0150%
$60,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NCR Escrow Corp 628865AC 144A
Trade Date
12/5/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan
RBC Capital
SunTrust Robinson Humphrey
Wells Fargo
BBVA
BNP Paribas
Fifth Third Securities
HSBC
Mitsubishi UFJ
Mizuho
PNC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
12/5/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
12.15.2023
Coupon:
6.3750
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.755
Yield to Maturity:
6.137
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0214%
$150,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1000%
$150,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ultra Petroleum Corp 903914AA
144A
Trade Date
12/6/2013
List of Underwriters
CIBC World
Citigroup
Goldman Sachs
JP Morgan
Wells Fargo
BB&T Capital
BBVA Securities
Mitsubishi UFJ
RBC Capital
SMBC Nikko
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Exploration & Production
Date of First Offering:
12/6/2013
Ratings:
Moody's B2, S&P BB
Maturity Date:
12/15/2018
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7200
Gross Spread as a % of Price:
1.7200%
Yield:
5.528
Yield to Maturity:
4.610
Principal Amount of Offering:
450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0711%
$320,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0711%
$320,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corp 85207UAG 144A
Trade Date
12/9/2013
List of Underwriters
BofA Merrill Lynch
Citigroup
Credit Agicole
Credit Suisse
Deutsche Bank
Goldman Sachs
JP Morgan
Mizuho
RBC Capital
Barclays
Scotia Capital
Wells Fargo
Williams Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
12/9/2013
Ratings:
Moody's B1, S&P BB-, Fitch B+
Maturity Date:
6/15/2024
Coupon:
7.125%
Unit Price:
$100.0000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.914
Yield to Maturity:
6.708
Principal Amount of Offering:
2,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0203%
$508,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0203%
$508,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
APX GROUP, INC.  00213MAE4
Trade Date
12/10/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BLACKSTONE ADVISORY SERVICES
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
DREXEL HAMILTON, LLC
HSBC SECURITIES (USA) INC.
MACQUARIE CAPITAL (USA) INC.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
MORGAN STANLEY & CO. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
SERVICES
Date of First Offering:
12/10/13
Ratings:
SP:NA/ MD:Caa1/ FT:NA
Maturity Date:
12/01/20
Coupon:
8.75%
Unit Price:
$101.500
Underwriting Spread per Unit:
$1.8000
Gross Spread as a % of Price:
1.7734%
Yield:
8.6207%
Yield to Maturity:
8.749%
Principal Amount of Offering:
$250,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.8001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0400%
$101,500.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0400%
$101,500.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Jaguar Land Rover Plc 47010BAB
144A
Trade Date
12/10/2013
List of Underwriters
BNP Paribas
Citigroup
Credit Suisse
JP Morgan
Royal Bank of Scotland
Standard Chartered Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Automotive
Date of First Offering:
12/10/2013
Ratings:
Moody's Ba2, S&PBB
Maturity Date:
12/15/2018
Coupon:
4.1250%
Unit Price:
$100.000
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7500%
Yield:
4.049
Yield to Maturity:
3.696
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0354%
$248,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0354%
$248,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ashtead Capital Inc. 045054AB
144A
Trade Date
12/11/2013
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Citigroup
Deutsche Bank
HSBC
JP Morgan
Lloyds
Mistubishi UFJ
RBS
Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Consumer Services
Date of First Offering:
12/11/2013
Ratings:
Moody's B1, S&P BB-
Maturity Date:
7/15/2022
Coupon:
6.50%
Unit Price:
$106.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.4150%
Yield:
6.025
Yield to Maturity:
4.866
Principal Amount of Offering:
424,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0882%
$374,180






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0882%
$374,180

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Endo Finance Co. 29271LAA 144A
Trade Date
12/11/2013
List of Underwriters
BofA Merrill Lynch
Barclays
Citigroup
Deutsche Bank
JP Morgan
Morgan Stanley
RBC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital
Sector or Industry:
Pharmaceuticals
Date of First Offering:
12/11/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
01/15/2022
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
5.693
Yield to Maturity:
5.547
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.1071%
$750,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1071%
$750,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Huntsman International LLC
(2021) (BRSLKV4V1)
Trade Date
12-11-2013
List of Underwriters
Citigroup Global Markets
Limited
Merrill Lynch International
J.P. Morgan Securities plc
Barclays Bank PLC
Goldman, Sachs & Co
HSBC Bank plc
PNC Capital Markets LLC
RBC Europe Limited
The Royal Bank of Scotland plc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets  Inc
Sector or Industry:
Chemicals
Date of First Offering:
12/11/2013
Ratings:
B1	B+	B
Maturity Date:
4/15/2021
Coupon:
5.13%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.13%
Yield to Maturity:
5.13%
Principal Amount of Offering:
$300,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      4.667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0440%
$132,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0440%
$132,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MONCLER SPA  BGLP232
Trade Date
12/11/13
List of Underwriters
(GS) GOLDMAN SACHS
INTERNATIONAL
BANCA IMI SECURITIES
CORPORATION
BNP PARIBAS SECURITIES CORP.
EQUITA SIM S.P.A.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MEDIOBANCA BANCA DI CREDITO
FINANZIARIO S.P.A.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
NOMURA SECURITIES
INTERNATIONAL, INC.
UBS SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MEDIOBANCA BANCA DI CREDITO
FINANZIARIO S.P.A.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
12/11/13
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
?10.200 (**$14.062)
Underwriting Spread per Unit:
?0.2800 (**$0.3860)
Gross Spread as a % of Price:
2.7451%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
?681,360,000.00
(**$939,322,896.00)
Subordination Features:
COMMON STOCK
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
0.3369%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0090%
$84,890.18



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0090%
$84,890.18

**Please note: The figures shown in US dollars are for illustration purpose only. The offering and transaction were done in Euro. The numbers are estimated based on exchange rate at market close (Source:
Bloomberg) on the Trade Date, 12/11/2013.
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SLM CORPORATION  78442FES3
Trade Date
12/11/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CREDIT SUISSE SECURITIES (USA)
LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INC
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
12/11/13
Ratings:
SP:BBB-/ MD:Ba1/ FT:BB+
Maturity Date:
06/17/19
Coupon:
4.875%
Unit Price:
$99.405
Underwriting Spread per Unit:
1.0000%
Gross Spread as a % of Price:
1.0060%
Yield:
4.9042%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$1,000,000,000.00
Subordination Features:
SR UNSECURED
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0150%
$149,107.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0150%
$149,107.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Societe Generale 83367TBF 144A
Trade Date
12/11/2013
List of Underwriters
JP Morgan
Morgan Stanley
SG Americas
Banco Bilbao Vizcaya
ING Bank
Unicredit Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Societe Generale
Sector or Industry:
Banking
Date of First Offering:
12/11/2013
Ratings:
Moody's Ba3, S&P BB+, Fitch BB
Maturity Date:
12/18/2023
Coupon:
7.875% FRN
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0500
Gross Spread as a % of Price:
1.0500%
Yield:
7.492
Yield to Maturity:
7.492
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0293%
$513,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0293%
$513,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Salix Pharmaceuticals, Ltd.
(2021) (795435AF3)
Trade Date
12-12-2013
List of Underwriters
Jefferies LLC
Fifth Third Securities, Inc
Natixis Securities Americas LLC
PNC Capital Markets LLC
RBS Securities Inc
SMBC Nikko Securities America,
Inc Limited
Sun Trust Robinson Humphrey,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jefferies & Company, Inc.
Sector or Industry:
Pharmaceuticals
Date of First Offering:
12/12/2013
Ratings:
B2	B	NR
Maturity Date:
1/15/2021
Coupon:
6.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.250%
Gross Spread as a % of Price:
2.250%
Yield:
6.00%
Yield to Maturity:
6.00%
Principal Amount of Offering:
$750,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      2.667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0182%
$137,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0182%
$137,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Walter Investment Management
93317WAB 144A
Trade Date
12/12/2013
List of Underwriters
Barclays
Credit Suisse
JP Morgan
Merrill Lynch Pierce Feener &
Smith
Morgan Stanley
RBS Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Consumer Finance
Date of First Offering:
12/12/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
12/15/2021
Coupon:
7.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
7.636
Yield to Maturity:
7.207
Principal Amount of Offering:
575,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.1003%
$577,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1003%
$577,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alpha Natural Resources,
Inc.(2020)  (02076XAF9)
Trade Date
12-13-2013
List of Underwriters
Barclays Capital Inc
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Goldman, Sachs & Co
Deutsche Bank Securities Inc
Morgan Stanley & Co. LLC
BMO Capital Markets Corp
Citigroup Global Markets Inc
Credit Agricole Securities
(USA) Inc
PNC Capital Markets LLC
BB&T Capital Markets, a
division of BB&T Securities,
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Metals & Mining
Date of First Offering:
12/13/2013
Ratings:
NR	B-	NR
Maturity Date:
12/15/2020
Coupon:
4.88%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.600%
Gross Spread as a % of Price:
2.600%
Yield:
4.88%
Yield to Maturity:
4.88%
Principal Amount of Offering:
$300,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

13.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0666%
$200,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0666%
$200,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Memorial Resource Development
586053AA 144A
Trade Date
12/13/2013
List of Underwriters
BMO Capital
Citigroup
Wells Fargo
BofA Merrill Lynch
Barclays
BBVA
Capital One
Comerica
Credit Agricole
ING
JP Morgan
Mitsubishi UFJ
Natixis Fianancial
RBC Capital
RBS Securities
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Exploration & Production
Date of First Offering:
12/13/2013
Ratings:
Moody's B3, S&P B-
Maturity Date:
12/15/2018
Coupon:
10.000%
Unit Price:
$98.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0408%
Yield:
9.738
Yield to Maturity:
9.187
Principal Amount of Offering:
343,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0828%
$284,200



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0828%
$284,200

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Roundy's Supermarkets 779270AG
144A
Trade Date
12/13/2013
List of Underwriters
Credit Suisse
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Supermarkets
Date of First Offering:
12/13/2013
Ratings:
Moody's B3, S&P CCC
Maturity Date:
12/15/2020
Coupon:
10.250%
Unit Price:
$96.999
Underwriting Spread per Unit:
1.8250
Gross Spread as a % of Price:
1.8814%
Yield:
9.624
Yield to Maturity:
8.802
Principal Amount of Offering:
193,998,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0625%
$121,249






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0625%
$121,249

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Kroger Co.  (2016)
(501044CU3)
Trade Date
12/16/2013
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
U.S. Bancorp Investments, Inc
Wells Fargo Securities, LLC
Citigroup Global Markets Inc
RBS Securities Inc
BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc
Mitsubishi UFJ Securities
(USA), Inc
RBC Capital Markets, LLC
PNC Capital Markets LLC
CastleOak Securities, L.P
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Supermarkets
Date of First Offering:
12/16/2013
Ratings:
Baa2	BBB	BBB
Maturity Date:
10/17/2016
Coupon:
1.200%
Unit Price:
$99.937
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
1.200%
Yield to Maturity:
1.200%
Principal Amount of Offering:
$ 299,811,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      4.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.2416%
$ 724,543.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2416%
$ 724,543.25

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Kroger Co.  (2019)
(501044CW9)
Trade Date
12/16/2013
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Inc
U.S. Bancorp Investments, Inc
Wells Fargo Securities, LLC
Citigroup Global Markets Inc
RBS Securities Inc
BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc
Mitsubishi UFJ Securities
(USA), Inc
RBC Capital Markets, LLC
PNC Capital Markets LLC
CastleOak Securities, L.P
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Supermarkets
Date of First Offering:
12/16/2013
Ratings:
Baa2	BBB	BBB
Maturity Date:
01//15/2019
Coupon:
2.300%
Unit Price:
$99.852
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.300%
Yield to Maturity:
2.300%
Principal Amount of Offering:
$ 499,260,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      3.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.2200%
$ 1,098,372.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2200%
$ 1,098,372.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Darling Escrow Corp 237264AA
144A
Trade Date
12/18/2013
List of Underwriters
BMO Capital
Goldman Sachs
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs
Sector or Industry:
Food & Beverage
Date of First Offering:
12/18/2013
Ratings:
Moody's B1, S&P BB+
Maturity Date:
1/15/2022
Coupon:
5.3750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
5.282
Yield to Maturity:
5.030
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan
sleeve)
0.0740%
$370,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0740%
$370,000




114